As filed with the Securities and Exchange Commission on April 30, 2009

1933 Act Registration No. 33-11023
1940 Act Registration No. 811-03996

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO. 35  ☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 36  ☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Thomas L. Martin

Executive Vice President and Deputy General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐        immediately upon filing pursuant to paragraph (b) of Rule 485

☒       on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐        60 days after filing pursuant to paragraph (a) of Rule 485

☐        on May 1, 2008 pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 33-11023, Thrift Plan Contracts)

	Form N-4 Item	Prospectus Caption

PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You or Your Employer Will Pay

7.	General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	You May Obtain an Annuity with Your Account Balance

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information for Participants

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption

PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUS OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

THRIFT PLAN CONTRACTS  THRIFT
  MAY 1, 2009

This should be read together with the Prospectuses of:

Mutual of America Investment Corporation

Equity Index Fund
All America Fund
Small Cap Value Fund
Small Cap Growth Fund
Mid Cap Value Fund
Mid-Cap Equity Index Fund
Composite Fund
International Fund
Money Market Fund
Mid-Term Bond Fund
Bond Fund

Retirement Funds:
Retirement Income Fund
2010 Retirement Fund
2015 Retirement Fund
2020 Retirement Fund
2025 Retirement Fund
2030 Retirement Fund
2035 Retirement Fund
2040 Retirement Fund
2045 Retirement Fund

Allocation Funds:
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Fidelity Investments® Variable

Insurance Products Funds:
Equity-Income Portfolio
Asset ManagerSM Portfolio
Contrafund® Portfolio
Mid Cap Portfolio

Vanguard Variable Insurance Fund:
Diversified Value Portfolio
International Portfolio

DWS Variable Series I:
Bond VIP
Capital Growth VIP
International VIP

Oppenheimer Main Street Fund®/VA

American Century VP Capital Appreciation Fund

Calvert Variable Series, Inc.
Social Balanced Portfolio

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on the inside back cover page of this booklet.

PROSPECTUS

Thrift Plan Contracts—

Variable Accumulation Annuity Contracts

FOR THRIFT PLANS

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839
Through its

Separate Account No. 2

The Contracts—We offer group variable accumulation annuity contracts ("Contracts") for use by thrift plans or arrangements ("Plans") of employers in the not-for-profit field (or their associations or trusts) and other employers. This prospectus also includes 401(k) plan contracts. A Plan must:

•  be qualified under Section 401(a) of the Internal Revenue Code, or

•  meet the requirements of Section 403(b) of the Internal Revenue Code.

Participants—A Participant or you means a participating employee under a Contract.

Contributions—You make Contributions to your Account Value, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under Federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date you select.

Investment Alternatives for Your Account—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds ("Underlying Funds"), which currently are:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth, Mid Cap Value, Composite, International, Bond, Mid-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation, Conservative Allocation (together, these three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, and 2045 Retirement Funds (together, these nine Funds may be referred to as the "Retirement Funds");

•  DWS Variable Series I: Capital Growth VIP, Bond VIP and International VIP;

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Contrafund®, Mid Cap, and Asset Manager(SM) Portfolios;

•  Calvert Variable Series, Inc.: Social Balanced Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•  Oppenheimer Funds: Oppenheimer Main Street Fund® V/A; and

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Value in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—You should read this Prospectus before purchasing a Contract or electing to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information about the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together in one book, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms unless otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated May 1, 2009

This Prospectus is not an offering in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts other than those in this Prospectus. A prospective purchaser who receives unauthorized information or representations must not rely on them to make any purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Value. State Premium Taxes may also be deducted, but we do not currently deduct them. State premium taxes vary and generally are between 0.5%-3.5%.

I.  Transaction Expenses. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

	Current	Maximum
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  Annual Separate Account Expenses. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

	Current 403(b)/401(a)(k)
	Standard		Reduced Fees(1)(4)		403(b)/401(a)/(k) Maximum
Annual Contract Fee	$24	(1)	$24	(1)	$24
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	.15%		.15%		up to 2.00%
Administrative Charges	.40	%(3)	.20	%(3)(4)	up to 2.00%
Distribution Expense Charge	.35%		.15	%(3)(4)	up to 2.00%
Total Separate Account Annual Expenses	.90%		.50	%(3)(4)	2.00	%(4)

Loan Charges and Interest—403(b) and 401(a) (k) (2)
Loan Interest—	Collateralized Loans	3%
	Uncollateralized Loans	Prime Rate
Origination Fees—	Collateralized Loans	$0
	Uncollateralized Loan/payroll deduction	$75
	Uncollateralized Loan/home billing	$350
Annual Loan Fee—	Collateralized Loans	$0
	Uncollateralized Loans/payroll deduction	$15
	Uncollateralized Loans/home billing	$0

(1)  You pay a monthly amount of $2.00 or 1/12 of 1% of your Account Value for the month if that amount would be less than $2.00. On a cumulative annual basis this charge is referred to as the Annual Contract Fee. The maximum fee is $2.00 per month. If you have a Designated Roth Account, the fee will be deducted from your contributions and earnings portions of such account on a pro rata basis. Your Employer may elect to pay the monthly Participant charge, in which case we do not deduct the monthly charge from your Account Value. We currently waive the $2.00 monthly charge in any month for Contracts where the employer has 500 or more Participants with Account Values or at least $5 million in Plan assets, as of the last day of the month, and your employer uses our Hotline Plus system. We also waive the $2.00 monthly Participant charge on a monthly basis for every Participant who elects to use eDocuments (the "Waived Annual Contract Fee"). If a Participant elects to use eDocuments and later revokes that election, the waiver of the $2.00 monthly fee will be automatically revoked and the Annual Contract Fee will then be restored for future months.

(2)  For Collateralized Loans (non-trusteed loans) the Loan Rate is 3% higher than the interest rate we credit to amounts held in the General Account as collateral for the loan and there are no origination or maintenance fees. Where a Trustee has been appointed, (a) for loans repaid by payroll deduction we charge an origination fee of $75.00 and an annual fee of $15.00 per year and (b) for loans paid through home billing we charge an origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of a loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds. The loan amount is withdrawn from your Account Value and you pay interest at the Prime Rate to your Account. In such case, we do not receive any portion of the interest paid. See "Loans" for more details.

(3)  The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century VP Capital Appreciation Fund is .15% and for the Fidelity VIP Funds is .30%. For plans eligible for the Reduced Fee, described below, the administrative charge is 0% for the American Century VP Capital Appreciation Fund and the distribution charge is .10% (for Total Separate Account Annual Expenses of 0.25% for that Fund) and the administrative charge is .10% for the Fidelity VIP Funds (for Total Separate Account Expenses of 0.40% for those Funds).

(4)  The Total Separate Account Annual Expenses are reduced to 0.50% (0.25% for the American Century VP Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) ("Reduced Fee") for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million and continue to use Hotline Plus as of the last day of a calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. Loss of eligibility for failure to maintain at least $1.8 million in assets in the Separate Account will occur irrespective of the cause of such failure, which can, for example, be the result of a large withdrawal from the plan or the result of poor investment performance of the Underlying Funds in which the Funds of the Separate Account invest. Separate Account Annual Expenses may be increased in the aggregate up to a total of 2.00%. We presently have no plans to increase the .90% current standard Separate Account Annual Expense or the .50% Reduced Fee Separate Account Annual Expense. We would notify Participants in advance of any fee change.

III.  Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2008 before any expense reimbursement. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	.25%	1.01%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This example also assumes the maximum fees and expenses of the Underlying Funds during 2008, the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
403 (b)/401(a)/(k) Maximum(1)	$337	$1,063	$1,863	$4,240

(1)  Assumed Annual Contract Fee of $27.72 per $10,000 of Separate Account value and an average account balance of $8,657.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

Contracts We Offer

We offer group variable accumulation annuity contracts to assist with retirement and long-term financial planning by both for-profit and not-for-profit employers and their employees. Refer to "Purchasing a Contract and Making Contributions—Purchase of a Contract; Participation." The types of thrift plans or arrangements for which we will issue a Contract are:

1.  403(b) Thrift Contract (called a Thrift Plan or a 403(b) Thrift Plan).

We issue Contracts for Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, where your Contributions are "pre-tax". Your Employer may match all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. If permitted by your Plan, you may also make Designated Roth Contributions which are contributions irrevocably designated to be designated Roth contributions under the Internal Revenue Code. Some Plans permit only Employer Contributions. Your Employer's Plan may require that you be automatically enrolled if you fail to make an affirmative election, by a specified date, not to participate in the Plan. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

For Federal income tax purposes, you may exclude Contributions from gross income within the limits provided under Section 403(b).

2.  401(a) Thrift Plan or 401(k) Profit Sharing Plan.

We issue Contracts to fund annuity benefits under retirement plans that qualify for special Federal income tax treatment under Section 401(a) of the Code, including retirement plans that also meet the requirements of Section 401(k) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of 401(a) Plan, you make Contributions:

•  through a voluntary payroll deduction arrangement with the Employer, where the Contributions are "after-tax" (but not Designated Roth Contributions), meaning you may not deduct or exclude them from your gross income, or

•  through a salary reduction agreement with the Employer, where the Contributions are "pre-tax", meaning you may exclude them from your gross income within the limits of Code Section 401(k).

If permitted by your Plan, you may also make Designated Roth Contributions.

The Employer may match all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan. Your Employer's Plan may require that you be automatically enrolled if you fail to make an affirmative election, by a specified date, not to participate in the Plan. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

Contributions during the Accumulation Period

Your Contributions and your Employer's Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

Minimum Required. Your Plan may specify a minimum amount of Contributions.

Limits on Amounts. The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. Refer to "Purchasing a Contract and Making Contributions—Payment of Contributions" and "Federal Tax Information".

Investment Alternatives for Your Account Value

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan. At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Value among the available Investment Alternatives.

The General Account. We pay interest on the portion of your Account Value allocated to our General Account at a rate of interest determined from time to time by us. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in thirty-five Underlying Funds which have different investment objectives, investment policies and risks. Please refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You or Your Employer Will Pay". The standard charges include:

•  an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity VIP Funds is 0.30%);

•  a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

The Total Separate Account Annual Expenses are reduced to 0.50% (0.25% for assets in the American Century VP Capital Appreciation Fund and 0.40% for assets in the Fidelity VIP Funds) ("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter) where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million in the Separate Account and continue to use Hotline Plus as of the last day of the calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. For those participants in plans that are eligible for the Reduced Fee, the charges include:

•  An administrative expense charge at an annual rate of 0.20% (except that the annual rate for the American Century VP Capital Appreciation Fund is 0%, and the annual rate for the Fidelity VIP Funds is 0.10%);

•  a charge at an annual rate of 0.15% (0.10% for the American Century VP Capital Appreciation Fund) for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Value any Annual Contract Fee on a monthly basis. The charge is $2.00 if you have an Account Value of $2,400 or more at the end of a month, or 1/12 of 1% of the Account Value (which will be less than $2.00) if your Account Value is less than $2,400 in any month. If your Employer uses our Hotline Plus system, we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants with Account Values, as of the last day of the month. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. We also waive the Annual Contract Fee on a monthly basis for Participants who elect to use eDocuments. Your employer may elect to pay this charge, in which case it will not be deducted from your Account Value. Refer to "Charges You or Your Employer Will Pay—Administrative Charges".

Loan Charges. If your Employer's Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer's Plan and you choose to take a loan from your Account Value, you may incur charges and fees, in addition to interest at a rate of 3% higher than the interest rate we credit to amounts in the general account held for a collateralized loan or the prime rate for trusteed loans. For a collateralized loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment:

•  For payroll deduction loan payments we charge a $75 origination fee and a $15 annual fee.

•  For home billing we charge an origination fee of $350, and no annual fee.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Funds. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their fees and expenses.

Employer Charges

401(k) Plans:

We charge an Employer (the Contractholder) a monthly fee of $100 for administrative expenses we incur for certain Plan-related services, with an additional monthly fee of $50 for each set of separate records we maintain for affiliated Employers at different locations. We also charge an Employer a monthly fee for each active Participant under the Contract. The maximum fee is $4.00 per Participant, and we reduce the fee for Employers with larger numbers of Participants. We do not charge an Employer a monthly Participant fee for more than 200 active Participants.

We waive the monthly Employer charges and the monthly active Participant charges if:

•  an Employer elects to use a modified services arrangement under a Contract (which excludes certain Plan-related services); or

•  the Employer's total Contract assets for the month are $1 million or more and the Employer uses our Hotline system. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

We charge an Employer for processing forfeitures of the non-vested part of the Participant's Account Value. We will not charge for processing more than 50 Participants' forfeitures in a calendar year, and we limit the charge per Participant to the lesser of $50 and the amount of the nonvested Account Value.

403(b) Thrift Plans:

For 403(b) Plans, charges paid by Employers will vary depending on the level of service and administrative functions that we are requested to provide. The service levels and all applicable charges will be set forth in notices to the Employer.

Transfers and Withdrawals of Account Value

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan secured by all or part of your Account Value, we restrict your transfer or withdrawal from the General Account of the loan collateral security amount. Amounts held in a Designated Roth Account cannot serve as collateral for a loan. In certain 401(k) Plans, loans may be made under a trust, which may not be secured by any amounts held under a contract. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives".

During the Accumulation Period, you may withdraw all or a portion of your Account Value under the circumstances set forth in the Code and the Plan. You generally may not withdraw your Account Value until you have reached the age of 59 1/2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments".

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1/2 or older, or have terminated employment with the plan sponsor after first reaching age 55, to elect this Option.

You may have taxable income upon any withdrawal of your Account Value. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any), or if it is a qualified Roth withdrawal. The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances. Refer to "Federal Tax Information".

The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Value, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We currently do not assess a charge for transfers under the Contracts. We reserve the right to impose a charge for transfers in the future.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Value among Investment Alternatives or to make withdrawals from your Account Value. Certain withdrawals require the written consent of the Eligible Spouse. Refer to "Where To Contact Us and Give Us Instructions".

By Telephone or Internet. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of your Account Value to the Investment Company International Fund, the DWS International VIP or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"). Transfers into any of the International Funds can be made only in writing and by U.S. Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "Where to Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes, except when made via our web site, and for Contributions by you or by your employer on your behalf, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "Administrative Matters—Confirmation Statements to Participants".

Death Benefits during the Accumulation Period

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary.

The amount of the death benefit will be your Account Value (less outstanding loans and interest) as of the date we receive proof of death and all other documentation necessary for us to process the death benefit request. The death benefit will be paid in accordance with the election of the Beneficiary(ies). The Beneficiary will select the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Refer to "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information".

Annuity Commencement Date and Amount of Monthly Payment

You may select the Annuity Commencement Date, which must be the first of a month. Generally, the Plans require that you must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are under a Qualified Joint and Survivor Annuity form when the Participant's Eligible Spouse is the joint Annuitant and you die when your spouse is under age 55. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Value at the Annuity Commencement Date, the form of annuity you select, the annuity purchase rates in effect for your Contract, and your age. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will never be less favorable for an Annuitant than that produced using the guaranteed purchase rate in the Contract. Refer to "You May Obtain an Annuity with Your Account Value".

Forms of Annuity Available. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. Under some forms, you will be the Annuitant and may name another person as the joint Annuitant. If you die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. Refer to "You May Obtain an Annuity with Your Account Value—Available Forms of Annuity".

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2008, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds in which our Separate Account Invests," below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Values and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Underlying Funds.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500® Composite Stock Price Index (the S&P 500 Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

*  "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Bond Fund of the Investment Company

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other agency of the U.S. Government insures or guarantees the Separate Account's investment in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of The Separate Account, the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this fund.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the target allocation.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target

**  MSCI EAFE Index is a servicemark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index. The Portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS Bond VIP

The DWS Bond VIP seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following a program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS International VIP

The DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the Portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either 'growth' stocks or 'value' stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index, potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market economic conditions to select investments.

Calvert Variable Series, Inc. Social Balanced Portfolio

The Calvert Variable Series, Inc. Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. Vanguard is a registered trademark of The Vanguard Group.

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities such as bonds and debentures, but does not currently emphasize these investments.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America.

DWS Variable Series I: The DWS Capital Growth VIP, Bond VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc.

Fidelity VIP Funds: The VIP Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios receive investment advice from Fidelity Management & Research Company.

Calvert Variable Series, Inc. Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners, LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc. and Baillie Gifford Overseas Limited and M&G Investment Management Limited.

Oppenheimer Main Street Fund®/VA: The Fund receives investment advice from OppenheimerFunds, Inc.

CHARGES YOU OR YOUR EMPLOYER WILL PAY

Administrative Charges

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Separate Account Charge. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

•  For each Fund, the charge is at an annual rate of 0.40% (0.20% if the Reduced Fee is applicable), except that we reduce the charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

•  For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15% (0% if the Reduced Fee is applicable), because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

•  For the Funds that invest in the Fidelity VIP Funds, the annual rate currently is 0.30% (0.10% if the Reduced Fee is applicable), because the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

Participant Charge. We make an additional deduction for administrative expenses each month, referred to as the Annual Contract Fee, from each Participant's Account Value, unless the Employer has elected to pay this charge on behalf of its Participants. The monthly charge is currently the lesser of:

•  $2.00 per month, and

•  1/12 of 1% of your Account Value, which will apply if your Account Value at the end of the month is less than $2,400.

We waive your Participant charge for a month if:

•  you agree to use eDocuments, as of the last day of the month, for as long as you so agree,

•  you are paying the monthly charge under another 403(b), 401(k), 401(a) Thrift or Tax Deferred Annuity account with us, or

•  your Employer uses our Hotline Plus System and on the last day of the month the Employer's Contract assets were $5 million or more or there were 500 or more Participants with Account Values in the Plan. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have any Account Value in the General Account, we will deduct the charge from your Account Value allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the prescribed order.) If you have a Designated Roth Account this charge will be pro-rated between your Designated Roth Account(s) and your other accounts.

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of .35% (0.15% if the Reduced Fee is applicable) to cover anticipated distribution expenses. For assets invested in the American Century VP Capital Appreciation Fund the distribution expense component of the Reduced Fee is 0.10%.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

Employer Charges

Monthly Charge. For 401(k) Plans, we charge an Employer contract charge of $100 per month for various administrative expenses that we incur in providing Plan-related services. If we maintain separate records for affiliated Employers at different locations, we also impose a monthly contract charge of $50 for each affiliate. If an Employer uses a modified services arrangement under a Contract, we do not provide the above services and we waive the monthly contract charge. We also waive the monthly contract charge for an Employer for so long as its total Contract assets exceed $1 million and the Employer is using our Hotline Plus system as of the last day of the month.

For 403(b) Plans, charges paid by Employers will vary depending on the level of service and administrative functions that we are requested to provide. The service levels and all applicable charges will be set forth in notices to the Employer.

Per Participant Monthly Charge. We charge an Employer a monthly charge for each active Participant. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for Participants in excess of 200. We waive this charge for an Employer who elects to use a modified services arrangement under a Contract (for 401(k) Plans). We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline Plus system as of the last day of the month. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

Non-vested Forfeiture Processing Charge. We impose a charge for processing forfeitures of the non-vested part of the Participant's Account Value. The charge is equal to the lesser of $50 or the value of the nonvested Account Value. We deduct the charge from the non-vested portion of the Account Value before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the nonvested forfeiture processing charge to 50 in any calendar year.

Expenses of the Underlying Funds

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "Table of Annual Expenses" in this Prospectus, which shows the expenses paid by participants for the most recent calendar year. The prospectuses of the Underlying Funds, which are distributed with this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

Premium Taxes

We currently do not deduct state premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, in accordance with the Contracts. State premium taxes vary and generally are between 0.5%-3.5%.

Loan Charges

If your Employer's Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer's Plan and you choose to take a loan from your Account Value, you may incur charges and fees in addition to interest at a rate of 3% higher than the interest rate we credit to amounts in the general account held for a collateralized loan or the prime rate for trusteed loans. For a collateralized loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment:

•  For payroll deduction loan payments we charge a $75 origination fee and a $15 annual fee.

•  For home billing we charge an origination fee of $350, and no annual fee.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you or the Contractholder necessary to properly identify owners of Contracts as required by the USA Patriot Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

403(b) Thrift Contracts. A 403(b) Thrift Plan Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) Thrift Contracts and 401(k) Plans. A 401(a) Thrift Contractholder or a 401(k) plan Contractholder must be an employer, an employer association or a trust for one or more employers, that has adopted a retirement plan qualifying for special Federal income tax treatment under Section 401(a) of the Code.

Participation.  Each Plan specifies the eligibility requirements for an employee's participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer. The Plan may require that you be automatically enrolled if you fail to make an affirmative election, by a specified date, not to participate in the Plan. In that event, the Employer (or third party administrator, where applicable) would provide advance written notice with respect to the automatic enrollment provision, including the date that contributions were to commence and the default investment funds to which contributions would be applied in the event that an affirmative election or allocation instructions have not been provided.

Acceptance of Initial Contributions. We enter into agreements with Employers that use our electronic processing system for the forwarding of enrollment form information and Contributions to us by the Employers. In the event that we receive incomplete information, we will contact your Employer to obtain the necessary information. If we do not receive complete information within a reasonable time, we will return the portion of the Employer's contribution applicable to your account.

Payment of Contributions

Your Contributions, if permitted by the Plan, are from:

•  salary reduction arrangements (pre-tax) under a 403(b) Thrift Contract or 401(k) Contract, or

•  payroll deductions (after-tax) under a 401(a) Thrift Plan

•  transfers from other contracts but only from a provider specifically identified in a 403(b) Plan. Transfers while you are actively employed from a provider not specified in the Plan are prohibited.

You may designate Contributions you make as Designated Roth Contributions if permitted by your Plan.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your Employer's Plan permits rollovers. Rollovers of amounts attributable to Designated Roth Contributions will be maintained in a separate Designated Roth Rollover Account. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

We maintain the following separate account balances to record Contributions and earnings (or losses):

•  Employee Contribution Account

•  Employer Contribution Account

•  Rollover Contribution Account

•  Designated Roth Account

•  Designated Roth Rollover Account

Amounts you roll over to a Contract and any earnings thereon will generally not be subject to restrictions under the Contract applicable to salary reduction Contributions, other than spousal consent restrictions (if applicable). See "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information—Penalty Taxes for Withdrawals".

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for a trust, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.

•  The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively feasible but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

•  An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

•  Remittances to us of the Employer's Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer's Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer's Contributions, if made, are either:

•  "matching", with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

•  "nonmatching", in an amount the Employer determines, as limited by the Plan and the Code.

We will only accept Contributions for you for time prior to your termination of participation under a Contract or if your Contract has been discontinued. See "Discontinuance of a Contract" below.

Minimum. A Plan may specify a minimum amount of Contributions.

Limits on Contributions

Federal tax law limits Participants' and Employers' Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

•  you or your Employer may be subject to tax penalties

•  the excess may be treated as a forfeiture, and/or

•  the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. See "Federal Tax Information".

Limits for 403(b) Thrift Plans. Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $16,500 for 2009 (indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,500 for 2009 (indexed for inflation in later years). These limits on voluntary, pre-tax Participant Contributions (or "elective deferrals") include any amounts you designated as Designated Roth Contributions and are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer's Contributions on your behalf for a year cannot exceed the lesser of: (a) $49,000 for 2009 (indexed for inflation in later years), or (b) 100% of your compensation (before salary reduction contributions). Generally, if the Employer makes matching contributions, additional limits apply to those matching contributions as well. This amount includes any amounts you designate as Designated Roth Contributions and may be reduced by contributions made to other employer retirement plans.

You should refer to "Federal Tax Information—Exclusion of Contributions from Gross Income—403(b) Thrift Plan Contracts" in this Prospectus for a more detailed discussion of applicable Federal tax law limits.

Limits for Thrift Plans under 401(a) and 401(k) Plans. Your and your Employer's total annual contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $49,000 for 2009 (indexed for inflation in later years), or 100% of your annual compensation. If the Employer makes matching contributions, additional limits apply to those matching contributions as well. For Plans subject to Code Section 401(k), your Contributions are limited to $16,500 for 2009 (indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,500 for 2009 (indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. These limits include any amounts you designate as Designated Roth Contributions and in addition, may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is $11,500 for 2009 per year (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. This limit includes amounts you designate as Designated Roth Contributions. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $2,500 for 2009 (indexed for inflation in later years). Your Employer may not match this additional contribution.

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan.

We will allocate a Contribution when we receive it from you or your Employer (along with all information and completed documents necessary to process the Contribution) according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

If you are automatically enrolled in your Employer's Plan, or enrolled without an enrollment form as a result of a plan takeover, and we have not received allocation instructions your contributions and those of your Employer, if any, will be allocated to default investment funds selected by your Employer and identified in the advance written notice provided to you with respect to automatic enrollment. Your specific allocation instructions will take precedence over the default investment fund your employer has selected.

New 403(b) Rules.

New regulations under Section 403(b) generally took effect on January 1, 2009 with respect to Contracts intended for use with Section 403(b) Thrift Plans. Some provisions of the regulations took effect sooner, and for certain employers some provisions may be effective later. Certain Contracts may be exempt from some or all provisions of the new regulations, such as, Contracts purchased by a "church" as defined in Section 403(b), or certain Contracts to which no contributions were made after specified dates.

The new regulations impose substantial changes on section 403(b) Thrift Plans and annuity contracts purchased under them. Such plans and annuity contracts must operate in compliance with the new regulations in order to avoid adverse tax consequences to participants

The new regulations impact the Contracts as described below.

•  Written Plan Requirement. Employers must have a written plan that meets the requirements of the new regulations, and Contracts, including Contracts purchased before and after the above effective date of the new regulations, must be held under the written plan. Participant transactions under the Contracts may be subject to the provisions of the written plan. (The IRS has indicated that a written plan does not have to be formally adopted until December 31, 2009 provided the written plan is retroactively effective as of January 1, 2009 and the employer operationally complies during 2009 with the written plan adopted.)

•  Participant Transactions. Employers must determine that Participant-requested transactions available under the Contracts, including withdrawals, hardship withdrawals, loans, and transfers of Account Values under the Contracts to another 403(b) annuity contract or account, comply with the provisions of their written plans. Therefore, generally these transactions must be authorized by employers. Participant allocation directions for contributions, and Participant transfers to and among the Investment Alternatives under the Contracts, do not require employer authorization.

•  Restrictions on Withdrawals of Employer Contributions. The employer's written plan does not have to permit withdrawals by Participants prior to termination of employment. If permitted, the written plan must generally provide that employer contributions and earnings on them may only be withdrawn after the occurrence of a specific date or event contained in the written plan, e.g., attainment of age 59 1/2 or 65, or completion of 5 years of participation in the Plan.

•  "Catch-up" Contributions. The new regulations require that, if both the special "catch-up" contribution for employers with 15 or more years of service with certain employers and the "catch-up" contribution for participants age 50 or older, are both available to the same Participant for the same calendar year, then the special "15-year catch-up" contribution must be used first, before the "age-50 catch-up" contribution can be used.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You or Your Employer Will Pay".)

Refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer Account Value to a Fund, we credit Accumulation Units to your Account Value. When you withdraw or transfer Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Value in each Separate Account Fund, and credit your Account Value with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Value with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a complete Contribution or request, together with all information and documentation necessary to process the Contribution or request.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

Your Right to Transfer Among Investment Alternatives

You may transfer Account Value among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

Your request for a transfer will not be binding on us and cannot be effectuated until we receive all information necessary to process your request. Please note our policy on frequent purchases & redemptions under "Frequent Purchases and Redemptions of Fund Shares."

OUR PAYMENT OF ACCOUNT VALUE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals, including by Specified Payments

Your right to withdraw your Account Value is restricted by Federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your Account Value. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Your Right to Make Transfers

If your employer's Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.

403(b) Thrift Plans and 401(k) Plans. If you are under age 59 1/2, Federal tax law provisions prohibit you from withdrawing the portion of your Account Value that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age 59 1/2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these Federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings credited before 1989 on your Contributions.

An Employer's Plan may impose restrictions on your ability to withdraw your Contributions or the Employer's Contributions, or both, which are in addition to the Federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

401(a) Plans and Contracts. Federal tax law provisions permit you to withdraw your Account Value if your Employer's Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other 401(a) Thrift Plans are generally the same as the 401(k) rules described above (except that there are no salary reduction Contributions). If your Employer's Plan is a defined contribution pension plan (not a profit-sharing plan), then you may not withdraw your Account Value until you terminate employment with the Employer, subject to the provisions of the Plan.

An Employer's Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

Specified Payments Option. If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of Account Value by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer Account Value among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•  your death;

•  our receipt of your written request to change or end the Specified Payments;

•  a decline in your Account Value (or your balance in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

•  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See "Federal Tax Information—Minimum Required Distributions."

Income Tax Consequences. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any

Contributions made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions. Qualified distributions from a Designated Roth Account are not taxable (See "Federal Tax Information").

Penalty Tax on Taxable Amount. There is a 10% Federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1/2, are disabled or have died, have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral, or the distributions are Annuity Payments beginning after you terminate employment over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer or third party administrator, if applicable. In most cases, if you are making a withdrawal and have a Designated Roth Account, you must specify whether to take the withdrawal from your Designated Roth Account or Employee Contribution Account. If you have a Rollover Account or a Designated Roth Rollover Account, amounts will be taken from the respective rollover account first. However, for corrective distributions of Contributions that exceed applicable contribution limits, withdrawals will be made from your Employee Contribution Account first, then your Roth Contribution Account, and will not be made from any of your rollover accounts.

For transfers, you must specify the Investment Alternative(s) to which you are moving the transferred amount. You must also specify the accounts to which transfers apply. Your request for a transfer or withdrawal or a revocation of such request, is not binding on us and cannot be effectuated until we receive all information necessary to process your request in the required forms and, in the case of the International Funds, by U.S. Postal Service ("U.S.P.S.") regular mail to our Financial Transaction Processing Center.

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions".

Loans

If your Employer's Plan allows participant loans, you have the right to borrow using your Account Value as collateral security for the loan or, if your Employer's Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Value. Loans may not be taken from or secured by amounts held in a Designated Roth Account. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

A "trusteed loan" is a loan made through the trustee of the Plan. A "non-trusteed loan" is a loan made directly to each participant. Non-trusteed loans require collateral, and may be refered to as "collateralized." Collateralized loans are loans for which security in the amount of 120% of the loan amount is required to be transferred into the General Account and held against repayment of the loan. Trusteed loans are uncollateralized (and may be referred to as "uncollateralized") and the loan amount is withdrawn from the Account Value and is paid to the participant directly.

For non-trusteed loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Value to the General Account to serve as collateral security for repayment of the loan. You must instruct us from which Investment Alternatives the transfer of collateral security, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due. For a non-trusteed loan, you can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your Account Value allocated to other investment alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other investment alternatives to the General Account.

The interest rate for a non-trusteed loan is 3% higher than the General Account interest rate credited to amounts held in the General Account as collateral security. For non-trusteed loans, you will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. The loan amount may earn interest at a rate different than the rates earned by other amounts in the General Account. The interest rate for a trusteed loan is the Prime Rate, which you pay to your Account. In such case we do not receive any portion of the interest paid.

Payments of principal and interest that are not made by payroll deduction are due at least quarterly. The due dates for payments of principal and interest made by payroll deduction will be based on your employer's payroll frequency.

For loans where a trustee has been appointed, we charge an origination fee of $75 for loans repaid by payroll deduction and an annual fee of $15 per year, and $350 for loans paid through Home Billing, collected at the time the loan was originated and deducted from the loan proceeds.

All Plans require authorization by the Employer or third party administrator, as applicable, for Participant loans.

Death Benefit During the Accumulation Period

We will pay a death benefit to your designated Beneficiary if you die during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your spouse.

We will pay the death benefit after we have received at our Home Office:

•  due proof of your death;

•  notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Value, less outstanding loans, and interest as of the date on which we receive the items listed above. Until then, your Account Value will remain allocated as it was on the date of death.

Form of Death Benefit Payment. The Beneficiary will elect the form of death benefit. Payment options include a single sum payment, annuity payments or installment payments, depending on the provisions of the Contract and the Plan. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a single sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the Required Beginning Date or Required Distribution Date), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information—Minimum Required Distributions".

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a)  Five Year Rule. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is five calendar years after the Participant's death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b)  Life Annuity Rule. If a Beneficiary selects an annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant's death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c)  Commencement of Minimum Distributions. If a Participant dies after reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d)  Alternative Method of Distribution. If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e)  Beneficiary is the Eligible Spouse. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70 1/2 if still alive.

Discontinuance of a Contract

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

•  the Contractholder does not follow the terms of the Contract, or

•  the Contractholder does not elect to use Hotline Plus, or

•  mail addressed to the Contractholder is returned as undeliverable and we are not provided a replacement address within 60 days and in that event all administrative services provided thereunder will automatically terminate.

Impact of Discontinuance of a Contract. Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults, except that no such notice is required if mail to the Contractholder is returned as undeliverable.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•  the Contractholder may not make any further Contributions, and

•  If requested by a Contractholder we may transfer to another insurance company or for 401(a) Thrift contracts, to a trustee of a trust established under the applicable plan, or, for 403(b) Thrift Plans, to another financial institution that issues 403(b) Thrift Plan annuities or other permissible funding products, all amounts accumulated under the Contract in accordance with the discontinuance rules as described above. A transfer will require the consent of Participants in connection with 403(b) Thrift Plans, except that such consent is not required for Contracts issued to fund 403(b) Thrift Plans after January 1, 2009, determined by, and subject to, state approval of a rider to the contract. The transfer to another insurance company or financial institution will be made no later than 120 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer. For Contracts issued to fund 403(b) Thrift Plans after January 1, 2009, determined by, and subject to, state approval of a rider to the contract. A Plan may be terminated upon the distribution of all assets under the Plan. Existing Contractholders as of the date of this Prospectus may request the addition of a rider permitting transfers without the consent of participants and termination of the relevant Plan, if they meet our requirements.

Notice of Amendment and Option to Discontinue. We will provide Contractholders with a written notice and an explanation concerning substantive amendments of the Contracts, including any amendments necessary to comply with Federal or state law requirements, at least 60 days before the effective date of the amendment. A Contractowner may discontinue its Contract; however, any funds under a discontinued Contract that are not withdrawn remain subject to the Contract, as amended. See "Impact of Discontinuance of a Contract" for more information.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the S.E.C.; or

•  The S.E.C. by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the S.E.C., as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT VALUE

Amount of Annuity Payments

If your Employer has selected Mutual of America as the annuity provider for annuity benefit distributions, at your Annuity Commencement Date, we will apply your Account Value to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits and subject to its provisions, you may elect to receive your Account Value by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee the payments, according to the form of annuity you select. The amount of the Annuity Payments depends on the age of the Annuitant(s), the annuity form you choose, the applicable annuity purchase rates and your Account Value. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for your life or for the lives of you and the joint Annuitant.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us by you or your Employer.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. Unless Federal or state law or the Plan requires otherwise, you may elect an Annuity Commencement Date that is your:

•  Normal Retirement Date (generally, when you reach age 65); or

•  Early Retirement Date (up to 10 years before your Normal Retirement Date); or

•  Later Retirement Date (any time after your Normal Retirement Date), but not later than the April 1 following your attainment of age 70 1/2.

Available Forms of Annuity

If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with Ten Years Certain, with your Eligible Spouse as joint Annuitant as described below, unless you, no more than one hundred and eighty days (or other period depending on the provisions of the Plan) before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless before the Annuity Commencement Date, you select in writing a different annuity form.

You may select a form of annuity as permitted under your Contract and Plan, examples of which are described below, and in each case you will be the Annuitant.

A Period of Years Certain and Continuous Form. This annuity form provides for monthly Annuity Payments to you, continuing until the later of the month of your death and the end of the number of years selected (the certain period). If you were to die before the end of the certain period, your Beneficiary will receive the monthly Annuity Payments until the end of that period. If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary.

Joint and 66 2/3% Survivor Life with Period of 10 Years Certain Form. This annuity form provides a monthly Annuity Payment during your lifetime and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the 10 year period, payments continue to the Beneficiary in the amount last paid until the end of the 10 years (the certain period). If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary. If a person you have named as your joint Annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Form. This annuity form provides for monthly Annuity Payments to you, continuing until your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your Account Value at the Annuity Commencement Date, we will pay the difference to the Beneficiary.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

Non-Refund Life Annuity. We make a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any joint annuitant or Beneficiary.

Other Forms. In addition to the forms of annuity listed above, your plan may offer additional forms of annuity as of your Annuity Commencement Date.

Death after Annuity Commencement Date

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date and annuity payments have begun, your Beneficiary will receive the benefit (if any) provided by the form of annuity under which Annuity Payments were due. See "Available Forms of Annuity" above.

Single Sum Payment for Small Annuity Payments

Your Plan may provide that, if your Account Value is $1,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer or on the Annuity Commencement Date you have requested, or at your required beginning date, as applicable, we will pay your Account Value to you in a single sum payment, and you may not elect to receive Annuity Payments. Alternatively, we may make such single sum payment to an IRA (or Roth IRA for Designated Roth Accounts) established by you (or your employer for you) if the Plan so provides.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For more details regarding the General Account, you should refer to the Contract.

General Description

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate will be set pursuant to the NAIC standard non-forfeiture law. The NAIC minimum rate is determined in accordance with a formula, and cannot be less than 1% in any event. The NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. Therefore, the minimum interest rate for the following calendar year may change after the NAIC formula is recalculated in November each year, depending on the reported five-year constant maturity on such securities on the last business day of October. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

The interest rates may be different for your Account Value in the General Account representing borrowed and unborrowed amounts under your Contract.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

Refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer Account Value to and from the General Account, subject to any restrictions contained in your Employer's Plan. To the extent permitted by the Code and your Plan, you may withdraw your Account Value from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Value to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers and Allocation Changes by Telephone or Internet

You may make requests by telephone or Internet for transfers of Account Value among Investment Alternatives (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We mail a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you may call our toll-free telephone number or follow the instructions at our Internet web site.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. To confirm that instructions communicated by telephone or Internet are genuine we will ask for personally identifying information to confirm your identity, record all telephone transactions and provide confirmation of transactions, in writing, except for allocation changes made over the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractowners and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractowners and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractowners and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free

800 number or our internet web site, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our web site, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by regular U.S.P.S. Mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractowners and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants. In this regard, we can review individual purchase and redemption requests by Contractowners and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•  contact the Contractowner or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if the activity does not cease, suspend the Contractowner's or Participant's internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractowners and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractowners and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractowners or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Participants and Contractholders may send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below.

Where You Should Direct Requests

You may request an allocation change or a transfer of Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com, or sending your written request to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office. You may call our toll-free number for the address and phone number of your Regional Office.

You should use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except that we will not send one for allocation instruction changes via our web site), we receive a new Contribution from or for you, you transfer any portion of your Account Value among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. A confirmation statement for a new Contribution may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Employer, if applicable) receive notice, whether or not you or the Beneficiary is living at the time of such receipt. Designations or changes in designation made via your employer are not valid until such time as your employer enters the information on our system. We will not be liable, however, for any payment or settlement we make before we receive the notice from you or your employer, as the case may be, of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

•  be in writing

•  be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative

•  agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•  agree to the designation of a Beneficiary other than your Eligible Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order: your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate. You should periodically review and update, if necessary, your Beneficiary designations.

Certain Administrative Provisions

Assignment of Contracts. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

Modification of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change. See "Our Payment of Account Value to You or a Beneficiary—Discontinuance of a Contract."

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us. If satisfactory evidence of survival is not received by us within 30 days following our request for it, we may suspend benefit payments until such evidence is received.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate set forth in the Contract or as may be required under State insurance law provisions.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Non-Alienation of Benefits. To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a Federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account when there is divisible surplus. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors. No such surplus is anticipated under the Contracts.

FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Participants under the Contracts does not cover every situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes and State and local tax treatment may not conform to Federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts. The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Value until you withdraw or otherwise receive such amounts.

Under general tax rules, when you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. The taxation of distributions from Designated Roth Accounts is determined separately from the taxation of your Employee Contribution Account and Rollover Contribution Account. In addition, qualified distributions from Designated Roth Accounts are not taxable. See "Special Treatment for Designated Roth Contributions" below.

A Participant in a 403(b) Thrift Plan will not have any investment in the contract (unless the Participant has a Designated Roth Account or if the Participant has previously defaulted on a loan and received a deemed distribution). A Participant in a 401(a) or 401(k) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions or the Participant has a Designated Roth Account.

The following are general concepts, applicable for the discussion below about specific types of distributions.

•  If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•  If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•  The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (i.e., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

•  The simplified method is used to determine the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your total anticipated payments from the Contract.

Withdrawals. When you withdraw a portion of your Account Value, under 403(b) and 401(k) contracts, rollover contributions are withdrawn first, vested employer contributions are withdrawn next and then contributions made by the employee. Under 401(a) contracts, rollover contributions are withdrawn first, then after tax employee contributions are withdrawn on a pro rata basis and then employer contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Value as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Values for this purpose.

Single Sum Payments. If you receive a single sum payment of the Account Value, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from a retirement plan meeting the requirements of Section 401(a) of the Code.

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the simplified method to determine the amount to exclude from gross income for the tax year of the distribution.

The simplified method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

Special Treatment for Designated Roth Contributions If permitted by your Plan, you may irrevocably designate a Contribution as a Designated Roth Contribution, to be deposited into a Designated Roth Account. While a

Designated Roth Contribution is not excludable from your gross income when made, a qualified distribution from a Designated Roth Account is not includible in your gross income when distributed.

A qualified distribution is generally a distribution made:

1.  After the end of the five-year period beginning with the year in which you first made a contribution to any Designated Roth Account under the Plan; and

2.  In one of the following circumstances:

a.  You are age 59 1/2 or older, or

b.  You have died or become disabled.

The taxable portion of any distribution from a Designated Roth Account that is not a qualified distribution will be determined by applying the general tax concepts described above as if your Designated Roth Account were a separate contract, i.e., by dividing your investment in the contract (i.e. your Designated Roth Contributions) by your Designated Roth Account balance as of the date of the distribution.

Penalty Taxes for Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

The taxable amount of a withdrawal before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income,)

4.  You ended your employment with the Employer after first reaching age 55; OR

5.  You have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral.

There may be additional exceptions available in certain circumstances.

Exclusion of Contributions from Gross Income

403(b) Thrift Plan Contracts. We offer the Contract for Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•  The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•  If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•  The Contributions to the Plan cannot exceed the lesser of $49,000 for 2009 (indexed for inflation in later years), or 100% of your includable compensation (before salary reduction contributions);

•  Your contributions through salary reduction may not exceed $16,500 for 2009 (indexed for inflation in subsequent years). A special "catch-up" contribution, available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time "catch-up" of $15,000. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,500 for 2009 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

Contributions to other employer retirement plans by or for you may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

401(a) Thrift Plan Contracts and 401(k) Plans. You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $16,500 for 2009 (indexed for inflation in subsequent years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,500 for 2009 (indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $11,500 for 2009 and indexed for inflation in later years. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $2,500 for 2009 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $49,000 for 2009 (indexed for inflation in later years) or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income).

Contributions by or for you to other employer retirement plans may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

Minimum Required Distributions

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time (called the "Required Beginning Date") under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You generally must begin taking distributions of Account Value by April 1 of the year following the year you reach age 70 1/2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1/2.

We will provide explanatory information to Participants before their Required Beginning Dates. If, in any year, you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew in that year. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period".

Temporary waiver of Minimum Distribution Rules

On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act included a waiver of required minimum distributions for 2009 in certain situations. The disclosures contained in this prospectus are not intended as tax advice. You should seek independent tax advice from an experienced professional about minimum distribution requirements and your particular circumstances. In general, the failure to take a minimum distribution when required results in a 50% federal excise tax, payable by the individual or the individual's beneficiary, which is assessed during the taxable year that begins with or within the calendar year during which the distribution was required (may be waived under certain circumstances).

Under the Act, no minimum distribution is required for calendar year 2009 from Section 403(b) Thrift plans, 401(k) plans and profit sharing plans. The next required minimum distribution under these types of plans would be for calendar year 2010. This waiver applies to required distributions to Participants and after-death distributions to beneficiaries. For example, in the case of an individual who attains age 70 1/2 in 2009, no minimum distribution is required for 2009, which would otherwise have been required to be made by April 1, 2010. If death benefits must be paid no later than the end of the fifth calendar year following the calendar year in which the Participant died, the Act also provides that 2009 does not count in determining that 5-year period.

The Act does not change:

•  the requirement for an individual who attained age 70 1/2 in 2008 to receive a minimum distribution, if not made during 2008, by April 1, 2009; and

•  any minimum distribution required for calendar years after 2009.

Estate Taxes; Tax Liability of Beneficiary for Death Benefit

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes, except in limited circumstances. See "Obtaining Tax Advice."

A Beneficiary generally will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold Federal income tax on Annuity Payments and other distributions, such as single sum distributions or withdrawals. In addition, certain states require us to withhold if Federal withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.

Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a Federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may make a direct rollover. Non-spouse beneficiaries may be able to have their distributions transferred to an individual retirement account or annuity, subject to Internal Revenue Service rules, but are not subject to mandatory tax withholding if they do not choose a direct transfer.

The automatic 20% withholding does not apply to any distribution that is:

•  one of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, or a specified period of 10 years or more, or

•  a minimum distribution required under Section 401(a)(9) of the Code.

•  a hardship withdrawal if permitted by the Plan.

In general, tax withholding at different rates, usually 10%, does apply to such payments, but payees can elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally cannot be rolled over and are subject to tax withholding at different rates, but such payees generally also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of its the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

Total Return of Funds

We may advertise performance related information for the Funds of the Separate Account. Performance information for the Separate Account Funds is based upon past performance and is not an indication of future performance. The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account's inception or the Fund's inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return is determined by comparing the value of an investment in the Separate Account Fund at the beginning of the relevant period to the value of that investment at the end of the period, with deductions from total return for the total annual Underlying Fund operating expenses, any contingent deferred sales charge (we do not currently have such charges), and Separate Account Annual Expenses. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and its performance which reflects (among other things) changes in market conditions.

We may include Average Annual Total Returns reflecting reduced fees available to participants in certain plans as described in "Tables of Annual Expenses" and "Charges under the Contracts" in the Prospectus. We may include non-standardized total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual total annual Underlying Fund operating expenses. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Contract.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant and joint annuitant, if any, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Value is used to provide Annuity Payments. Sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected.

The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) upon the death of the Annuitant and joint annuitant, if any.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Contract—The group variable accumulation annuity contracts described in this Prospectus.

Contractholder—An entity to which we have issued a Contract. A Contractholder may be an employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

Contributions—Amounts contributed from time to time under a Contract.

Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions. This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.

Designated Roth Contributions—Contributions irrevocably designated as designated Roth contributions described in Section 402A of the Code.

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.

DWS Variable Series I—The following three Portfolios of the DWS Variable Series I: the Capital Growth VIP, Bond VIP and International VIP

Eligible Spouse—The person to whom a Participant or Annuitant is legally married.

Employee Contribution Account—An account maintained for employee Contributions, other than Designated Roth Contributions, and earnings (or losses) attributable to such Contributions.

Employer—An employer named on the face page of the Contract that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

Employer Contribution Account—An account maintained for Employer Contributions, and earnings (or losses) attributable to such Contributions.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

Hotline—Mutual of America Life Insurance Company's online internet-based administration system, including the Hotline Plus system.

International Funds—the Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.

Investment Company—Mutual of America Investment Corporation.

Non-Vested Account Value—The portion of your Account Value attributable to your Employer's Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

Participant—An employee or former employee who participates in a Plan and for whom we have received Contributions.

Plan—An Employer-sponsored retirement savings plan (or Thrift plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1)  Code Section 403(b), in which case it is called a 403(b) Thrift plan; or

(2)  Code Section 401(a), including a plan that meets the requirements of Section 401(k), in which case it is called a 401(a) Thrift or a 401(k) plan.

(3)  Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.

Prime Rate—The rate published in the Wall Street Journal®'s "Money Rates" section, from time to time.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnotes 3 and 4 to the TABLE OF EXPENSES on page 1 of this Prospectus.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement Funds.

Rollover Contributions Account—An account maintained for rollover Contributions other than Designated Roth Contributions (or rollover Designated Roth Contributions) and earnings (or losses) attributable to such Contributions.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See "Fund," above.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLE OF ANNUAL EXPENSES on page 1 of this Prospectus.

We, us, our, Mutual of America—Refer to "Mutual of America Life Insurance Company."

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2009 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the total number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2008. The information below for each of the seven years ended December 31, 2008 is excerpted from the financial statements of the Separate Account, which have been audited by KPMG LLP, the Separate Account's independent registered public accounting firm and the information below for each of the three years ended December 2001 is excerpted from the financial statements of the Separate account, which have been audited by another independent auditor. The Separate Account's financial statements for the year ended December 31, 2008, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.

  Standard Units

	Investment Company Equity Index Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41	$2.86
Unit value, end of year	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41
Thousands of accumulation units outstanding, end of year	65,771	68,522	77,744	83,203	123,672	122,328	110,153	109,580	109,982	112,735
	Investment Company All America Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05	$8.09
Unit value, end of year	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05
Thousands of accumulation units outstanding, end of year	16,718	18,638	22,177	25,210	39,898	42,508	41,572	44,755	47,895	48,014
	Investment Company Mid-Cap Equity Index Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of period/year	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11	$1.00
Unit value, end of period/year	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11
Thousands of accumulation units outstanding, end of period/year	65,454	70,944	77,066	92,517	113,661	91,187	64,271	49,342	37,752	3,431

	Investment Company Small Cap Growth Fund (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$1.24	$1.20	$1.05	$1.00	Commenced operations on July 1, 2005
Unit value, end of period/year	$0.81	$1.24	$1.20	$1.05
Thousands of accumulation units outstanding, end of period/year	72,573	74,886	84,420	2,252
	Investment Company Small Cap Value Fund (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$1.19	$1.25	$1.07	$1.00	Commenced operations on July 1, 2005
Unit value, end of period/year	$0.85	$1.19	$1.25	$1.07
Thousands of accumulation units outstanding, end of period/year	69,541	73,367	87,617	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$1.22	$1.22	$1.06	$1.00	Commenced operations on July 1, 2005
Unit value, end of period/year	$0.82	$1.22	$1.22	$1.06
Thousands of accumulation units outstanding, end of period/year	11,568	10,362	8,145	1,641

	Investment Company Composite Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61	$4.93
Unit value, end of year	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61
Thousands of accumulation units outstanding, end of year	18,190	19,977	23,215	26,925	41,312	43,988	45,392	50,607	54,447	56,404
	Investment Company Bond Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07	$3.17
Unit value, end of year	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07
Thousands of accumulation units outstanding, end of year	15,862	15,158	14,873	15,921	23,114	22,484	22,509	20,932	13,899	14,287
	Investment Company Mid-Term Bond Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32	$1.32
Unit value, end of year	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32
Thousands of accumulation units outstanding, end of year	31,695	21,789	23,736	18,086	25,887	30,102	39,713	21,035	5,922	6,037
	Investment Company Money Market Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11	$2.03
Unit value, end of year	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11
Thousands of accumulation units outstanding, end of year	31,629	30,862	23,613	17,051	23,380	24,188	26,791	27,210	25,658	20,766

Investment Company Conservative Allocation Fund (Standard)

	2008	2007	2006	2005	2004	2003
Unit value, beginning of period/year	$1.23	$1.17	$1.10	$1.09	$1.05	$1.05	Commenced operations on May 20, 2003
Unit value, end of period/year	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05
Thousands of accumulation units outstanding, end of period/year	9,620	7,721	5,517	5,902	5,808	2,009
	Investment Company Moderate Allocation Fund (Standard)
	2008	2007	2006	2005	2004	2003
Unit value, beginning of period/year	$1.41	$1.33	$1.23	$1.19	$1.11	$1.05	Commenced operations on May 20, 2003
Unit value, end of period/year	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11
Thousands of accumulation units outstanding, end of period/year	38,344	35,240	31,036	26,143	23,490	9,849
	Investment Company Aggressive Allocation Fund (Standard)
	2008	2007	2006	2005	2004	2003
Unit value, beginning of period/year	$1.57	$1.50	$1.35	$1.29	$1.19	$1.05	Commenced operations on May 20, 2003
Unit value, end of period/year	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19
Thousands of accumulation units outstanding, end of period/year	33,937	29,353	23,482	17,772	15,564	6,511

	Investment Company (Standard) (commenced operations November 5, 2007)
	International		Retirement Funds
	Fund		Income		2010		2015		2020
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period	$0.97	$1.00	$1.00	$1.00	$0.98	$0.99	$0.97	$0.98	$0.96	$0.97
Unit value, end of period	$0.58	$0.97	$0.90	$1.00	$0.80	$0.98	$0.76	$0.97	$0.71	$0.96
Units Outstanding (000's), end of period/year	1,998	197	1,995	530	4,494	449	12,185	2,117	11,723	2,143

	Investment Company Retirement Funds (Standard) (commenced operations on November 5, 2007)
	2025		2030		2035		2040		2045
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period	$0.97	$0.99	$0.97	$0.99	$0.97	$1.00	$0.96	$0.99	$0.96	$0.99
Unit value, end of period	$0.69	$0.97	$0.67	$0.97	$0.65	$0.97	$0.64	$0.96	$0.64	$0.96
Units Outstanding (000's), end of period/year	8,163	651	6,652	740	4,644	344	3,978	323	4,062	236
	DWS Bond VIP (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73	$13.02
Unit value, end of year	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73
Thousands of accumulation units outstanding, end of year	1,481	1,533	1,648	1,873	2,634	2,539	2,660	2,500	1,630	1,558
	DWS Capital Growth VIP (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17	$36.07
Unit value, end of year	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17
Thousands of accumulation units outstanding, end of year	3,956	4,226	5,086	6,056	9,381	10,133	9,954	10,896	11,501	11,582
	DWS International VIP (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83	$16.93
Unit value, end of year	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83
Thousands of accumulation units outstanding, end of year	4,088	4,449	4,862	4,923	7,135	7,014	7,089	7,619	8,335	8,486
	American Century VP Capital Appreciation Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40	$10.69
Unit value, end of year	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40
Thousands of accumulation units outstanding, end of year	5,253	6,052	3,985	4,611	4,831	5,419	5,416	6,086	7,184	3,394
	Calvert Variable Series, Inc. Social Balanced Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37	$3.04
Unit value, end of year	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37
Thousands of accumulation units outstanding, end of year	15,959	16,324	17,358	17,631	21,476	19,878	17,942	17,463	17,238	16,041
	Fidelity VIP Equity-Income Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21	$30.65
Unit value, end of year	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21
Thousands of accumulation units outstanding, end of year	3,226	3,514	4,162	3,800	5,557	5,113	4,437	4,275	3,753	4,213
	Fidelity VIP Contrafund Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$50.95	$43.68	$39.41	$33.97	$29.66	$23.27	$25.88	$29.73	$32.13	$26.16
Unit value, end of year	$29.06	$50.95	$43.68	$39.41	$33.97	$29,66	$23.27	$25.88	$29.73	$32.13
Thousands of accumulation units outstanding, end of year	7,551	7,826	8,202	8,758	10,971	9,496	8,844	8,695	8,742	8,430

	Fidelity VIP Asset Manager(SM) Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40	$24.04
Unit value, end of year	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40
Thousands of accumulation units outstanding, end of year	2,156	1,884	1,929	2,001	2,840	2,739	2,288	2,114	1,908	1,747

	Fidelity VIP Mid Cap Portfolio (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$44.84	$39.10	$34.97	$30.58	Made available on July 1, 2005
Unit value, end of period/year	$26.94	$44.84	$39.10	$34.97
Thousands of accumulation units outstanding, end of period/year	1,287	1,239	789	414
	Vanguard Diversified Value Portfolio (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$17.36	$16.85	$14.31	$13.98	Made available on July 1, 2005
Unit value, end of period/year	$10.98	$17.36	$16.85	$14.31
Thousands of accumulation units outstanding, end of period/year	2,398	2,447	2,229	356
	Vanguard International Portfolio (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$25.27	$21.72	$17.29	$14.78	Made available on July 1, 2005
Unit value, end of period/year	$13.80	$25.27	$21.72	$17.29
Thousands of accumulation units outstanding, end of period/year	3,446	3,084	1,834	431
	Oppenheimer Main Street Fund®/VA (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$25.59	$24.73	$21.69	$20.46	Made available on July 1, 2005
Unit value, end of period/year	$15.60	$25.59	$24.73	$21.69
Thousands of accumulation units outstanding, end of period/year	325	271	243	65

  Enhanced Units

	Investment Company (Enhanced)
	Money Market Fund				All America Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$2.58	$2.46	$2.36	$2.33	$10.36	$9.99	$8.67	$8.21
Unit value, end of period/year	$2.62	$2.58	$2.46	$2.36	$6.65	$10.36	$9.99	$8.67
Units Outstanding (000's), end of period/year	17,205	19,709	12,840	7,961	8,183	9,560	9,477	9,698
	Investment Company (Enhanced)
	Equity Index Fund				Mid-Cap Equity Index Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$3.61	$3.45	$3.00	$2.84	$2.14	$1.99	$1.82	$1.68
Unit value, end of period/year	$2.26	$3.61	$3.45	$3.00	$1.35	$2.14	$1.99	$1.82
Units Outstanding (000's), end of period/year	34,459	38,424	35,097	33,563	31,155	35,490	30,654	32,488
	Investment Company (Enhanced)
	Mid-Cap Value Fund				Small Cap Growth Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.23	$1.23	$1.07	$1.00	$1.26	$1.21	$1.05	$1.00
Unit value, end of period/year	$0.83	$1.23	$1.23	$1.07	$0.82	$1.26	$1.21	$1.05
Units Outstanding (000's), end of period/year	5,216	4,562	2,894	320	39,034	42,165	38,872	659

(1)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Investment Company (Enhanced)
	Small Cap Value Fund				Composite Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.20	$1.26	$1.07	$1.00	$6.47	$6.10	$5.53	$5.38
Unit value, end of period/year	$0.86	$1.20	$1.26	$1.07	$4.99	$6.47	$6.10	$5.53
Units Outstanding (000's), end of period/year	37,223	40,458	38,902	38,889	8,425	9,989	9,906	10,106
	Investment Company (Enhanced)
	Bond Fund				Mid-Term Bond Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$4.60	$4.37	$4.19	$4.20	$1.87	$1.75	$1.69	$1.70
Unit value, end of period/year	$4.50	$4.60	$4.37	$4.19	$1.90	$1.87	$1.75	$1.69
Units Outstanding (000's), end of period/year	8,715	8,465	7,001	6,603	17,242	12,622	10,347	6,854
	Investment Company (Enhanced)
	Conservative Allocation Fund				Moderate Allocation Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.24	$1.17	$1.10	$1.09	$1.42	$1.34	$1.24	$1.20
Unit value, end of period/year	$1.11	$1.24	$1.17	$1.10	$1.13	$1.42	$1.34	$1.24
Units Outstanding (000's), end of period/year	4,578	3,478	2,291	1,748	18,573	17,148	10,108	6,764

	Investment Company (Enhanced)
	Aggressive Allocation Fund
	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.59	$1.51	$1.36	$1.30
Unit value, end of period/year	$1.13	$1.59	$1.51	$1.36
Units Outstanding (000's), end of period/year	16,102	14,757	9,166	6,122

	Investment Company Funds (Enhanced) (commenced operations November 5, 2007)
	International		Retirement Funds
	Fund		Income		2010		2015		2020
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period	$0.97	$1.00	$1.00	$1.00	$0.98	$0.99	$0.97	$0.98	$0.96	$0.97
Unit value, end of period	0.58	$0.97	$0.90	$1.00	$0.81	$0.98	$0.76	$0.97	$0.72	$0.96
Units Outstanding (000's), end of period/year	975	333	227	—	1,968	468	2,863	530	3,950	541
	Retirement Funds
	2025		2030		2035		2040		2045
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period	$0.97	$0.99	$0.97	$0.99	$0.97	$1.00	$0.96	$0.99	$0.96	$0.99
Unit value, end of period	$0.69	$0.97	$0.67	$0.97	$0.65	$0.97	$0.64	$0.96	$0.64	$0.96
Units Outstanding (000's), end of period/year	2,619	137	2,569	470	1,606	192	1,344	110	1,499	63

	Bond VIP (Enhanced)				DWS Capital Growth VIP (Enhanced)
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$18.64	$17.98	$17.26	$17.30	$42.44	$37.89	$35.09	$32.74
Unit value, end of period/year	$15.43	$18.64	$17.98	$17.26	$28.30	$42.44	$37.89	$35.09
Units Outstanding (000's), end of period/year	876	983	791	797	2,171	2,480	2,518	2,655

	DWS International VIP (Enhanced)
	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$26.73	$23.45	$18.72	$16.12
Unit value, end of period/year	$13.77	$26.73	$23.45	$18.72
Units Outstanding (000's), end of period/year	2,285	2,584	2,375	2,194

(1)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	American Century VP Capital Fund (Enhanced)				Calvert Variable Series, Inc. Social Balanced Portfolio (Enhanced)
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$27.81	$19.13	$16.36	$14.08	$3.82	$3.74	$3.45	$3.33
Unit value, end of period/year	$14.93	$27.81	$19.13	$16.36	$2.61	$3.82	$3.74	$3.45
Units Outstanding (000's), end of period/year	2,567	3,144	1,927	1,883	6,317	6,579	5,497	4,985
	Fidelity Investments (Enhanced)
	VIP Equity Income Portfolio				VIP Contrafund® Portfolio
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$48.99	$48.45	$40.47	$37.81	$51.46	$43.94	$39.49	$35.06
Unit value, end of period/year	$27.98	$48.99	$48.45	$40.47	$29.47	$51.46	$43.94	$39.49
Units Outstanding (000's), end of period/year	1,803	2,057	1,914	1,641	3,711	4,137	3,589	3,462
	Fidelity Investments (Enhanced)
	VIP Mid Cap Portfolio				VIP Asset Manager(SM) Portfolio
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$45.30	$39.33	$35.04	$30.58	$33.72	$29.31	$27.42	$26.32
Unit value, end of period/year	$27.32	$45.30	$39.33	$35.04	$23.94	$33.72	$29.31	$27.42
Units Outstanding (000's), end of period/year	559	564	307	133	1,030	1,021	856	821
	Vanguard (Enhanced)
	Diversified Value Portfolio				International Portfolio
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$17.53	$16.95	$14.33	$13.98	$25.53	$21.85	$17.33	$14.78
Unit value, end of period/year	$11.14	$17.53	$16.95	$14.33	$13.99	$25.53	$21.85	$17.33
Units Outstanding (000's), end of period/year	1,143	1,133	721	120	1,643	1,450	669	110

	Oppenheimer Main Street Fund®/VA (Enhanced)
	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$25.84	$24.87	$21.73	$20.46
Unit value, end of period/year	$15.82	$25.84	$24.87	$21.73
Units Outstanding (000's), end of period/year	194	180	100	25

(1)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, Bond VIP and International VIP and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert Variable Series, Inc. Social Balanced Portfolio—May 13, 1991; Investment Company Equity Index, Mid-Term Bond Fund—February 5, 1993; Fidelity VIP Equity-Income, Fidelity VIP Contrafund® and Asset Manager(SM) Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund—May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Value, Small Cap Growth and Mid Cap Value Funds—July 1, 2005; and Investment Company International Fund and Retirement Funds—November 5, 2007. The Oppenheimer Main Street Fund®/VA, the Fidelity VIP Mid Cap Portfolio, the Vanguard Variable Insurance Fund Diversified Value and International Portfolios became available July 1, 2005 for investments by Separate Account Participants.

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were deposited to our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum rate, if any, set forth in your Contract. If we declare a credited interest rate higher than such minimum rate, if any, set forth in your Contract, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Value in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and Separate Accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our Separate Accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Web-site Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information or to inform us of any incorrect information in our records, please contact your Regional Office, or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contractowner transaction data to the Underlying Funds as required by applicable laws and regulations.

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MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION AND GROUP ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectuses for the Contracts that we offer ("Contracts").

You may obtain a copy of the Prospectus, dated May 1, 2009, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2009

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company's (the "Company") annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2008 was (0.08%). The reduced fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2008 was 0.32%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and DWS Bond VIP in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.82)%	(3.51)%	(2.76)%	4.88%	02/05/93
Investment Company All America	(36.24)%	(3.80)%	(2.35)%	7.63%	01/01/85
Investment Company Small Cap Value	(28.61)%	N/A	N/A	(4.77)%	07/01/05
Investment Company Small Cap Growth	(35.14)%	N/A	N/A	(6.16)%	07/01/05
Investment Company Mid Cap Value	(33.43)%	N/A	N/A	(5.91)%	07/01/05
Investment Company Mid-Cap Equty Index	(37.06)%	(1.41)%	N/A	2.75%	05/03/99
Investment Company International	(40.77)%	N/A	N/A	(38.15)%	11/05/07
Investment Company Composite	(23.42)%	(1.50)%	(0.30)%	6.34%	01/01/85
Investment Company Retirement Income	(10.68)%	N/A	N/A	(9.39)%	11/05/07
Investment Company 2010 Retirement	(18.41)%	N/A	N/A	(16.77)%	11/05/07
Investment Company 2015 Retirement	(21.93)%	N/A	N/A	(20.24)%	11/05/07
Investment Company 2020 Retirement	(25.69)%	N/A	N/A	(23.81)%	11/05/07
Investment Company 2025 Retirement	(29.16)%	N/A	N/A	(27.16)%	11/05/07
Investment Company 2030 Retirement	(30.77)%	N/A	N/A	(28.77)%	11/05/07
Investment Company 2035 Retirement	(33.32)%	N/A	N/A	(31.24)%	11/05/07
Investment Company 2040 Retirement	(33.54)%	N/A	N/A	(31.52)%	11/05/07
Investment Company 2045 Retirement	(33.69)%	N/A	N/A	(31.72)%	11/05/07
Investment Company Conservative Allocation	(11.25)%	0.63%	N/A	1.36%	05/20/03
Investment Company Moderate Allocation	(20.79)%	(0.18)%	N/A	1.71%	05/20/03
Investment Company Aggressive Allocation	(29.04)%	(1.47)%	N/A	1.70%	05/20/03
Investment Company Money Market	1.14%	2.09%	2.16%	3.53%	01/01/85
Investment Company Mid-Term Bond	0.64%	2.03%	3.23%	3.73%	02/05/93
Investment Company Bond	(2.90)%	1.83%	3.13%	5.88%	01/01/85
Investment Company DWS Capital Growth	(33.77)%	(1.91)%	(2.81)%	5.85%	01/03/89
Investment Company DWS Bond	(17.75)%	(1.55)%	1.29%	4.16%	01/03/89
Investment Company DWS International	(48.82)%	(0.95)%	(2.45)%	3.72%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.27)%	(4.79)%	(1.32)%	3.64%	05/01/95
Investment Company Fidelity VIP Contra	(43.13)%	(0.69)%	0.78%	6.78%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.48)%	(1.69)%	(0.46)%	3.59%	05/01/95
Investment Company Fidelity Mid Cap	(40.09)%	N/A	N/A	(3.83)%	07/01/05
Investment Company Vanguard Diversified Value	(36.89)%	N/A	N/A	(6.92)%	07/01/05
Investment Company Vanguard International	(45.56)%	N/A	N/A	(2.23)%	07/01/05
Investment Company Oppenheimer Main Street	(39.19)%	N/A	N/A	(7.72)%	07/01/05
Investment Company Calvert Social Balanced	(32.13)%	(3.72)%	(1.93)%	3.59%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.68)%	2.89%	2.97%	5.18%	01/03/89

Cumulative Total Returns (Standard)*
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.82)%	(16.36)%	(24.41)%	113.46%	02/05/93
Investment Company All America	(36.24)%	(17.61)%	(21.16)%	484.69%	01/01/85
Investment Company Small Cap Value	(28.61)%	N/A	N/A	(15.75)%	07/01/05
Investment Company Small Cap Growth	(35.14)%	N/A	N/A	(19.99)%	07/01/05
Investment Company Mid Cap Value	(33.43)%	N/A	N/A	(19.24)%	07/01/05
Investment Company Mid-Cap Equty Index	(37.06)%	(6.85)%	N/A	30.01%	05/03/99
Investment Company International	(40.77)%	N/A	N/A	(42.70)%	11/05/07
Investment Company Composite	(23.42)%	(7.28)%	(2.96)%	337.68%	01/01/85
Investment Company Retirement Income	(10.68)%	N/A	N/A	(10.80)%	11/05/07
Investment Company 2010 Retirement	(18.41)%	N/A	N/A	(19.16)%	11/05/07
Investment Company 2015 Retirement	(21.93)%	N/A	N/A	(23.06)%	11/05/07

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company 2020 Retirement	(25.69)%	N/A	N/A	(27.03)%	11/05/07
Investment Company 2025 Retirement	(29.16)%	N/A	N/A	(30.74)%	11/05/07
Investment Company 2030 Retirement	(30.77)%	N/A	N/A	(32.51)%	11/05/07
Investment Company 2035 Retirement	(33.32)%	N/A	N/A	(35.21)%	11/05/07
Investment Company 2040 Retirement	(33.54)%	N/A	N/A	(35.52)%	11/05/07
Investment Company 2045 Retirement	(33.69)%	N/A	N/A	(35.74)%	11/05/07
Investment Company Conservative Allocation	(11.25)%	3.19%	N/A	7.89%	05/20/03
Investment Company Moderate Allocation	(20.79)%	(0.90)%	N/A	10.01%	05/20/03
Investment Company Aggressive Allocation	(29.04)%	(7.14)%	N/A	9.95%	05/20/03
Investment Company Money Market	1.14%	10.90%	23.83%	130.06%	01/01/85
Investment Company Mid-Term Bond	0.64%	10.57%	37.42%	79.11%	02/05/93
Investment Company Bond	(2.90)%	9.49%	36.10%	294.40%	01/01/85
Investment Company DWS Capital Growth	(33.77)%	(9.19)%	(24.80)%	211.90%	01/03/89
Investment Company DWS Bond	(17.75)%	(7.51)%	13.68%	126.03%	01/03/89
Investment Company DWS International	(48.82)%	(4.66)%	(21.97)%	107.67%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.27)%	(21.76)%	(12.44)%	63.10%	05/01/95
Investment Company Fidelity VIP Contra	(43.13)%	(3.40)%	8.08%	145.36%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.48)%	(8.17)%	(4.51)%	62.02%	05/01/95
Investment Company Fidelity Mid Cap	(40.09)%	N/A	N/A	(12.80)%	07/01/05
Investment Company Vanguard Diversified Value	(36.89)%	N/A	N/A	(22.24)%	07/01/05
Investment Company Vanguard International	(45.56)%	N/A	N/A	(7.60)%	07/01/05
Investment Company Oppenheimer Main Street	(39.19)%	N/A	N/A	(24.55)%	07/01/05
Investment Company Calvert Social Balanced	(32.13)%	(17.27)%	(17.71)%	86.38%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.68)%	15.31%	34.00%	174.69%	01/03/89

*  Returns reflect the deduction of actual standard charges in effect for the periods shown.

Average Annual Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.57)%	(3.23)%	(2.63)%	4.97%	02/05/93
Investment Company All America	(35.99)%	(3.53)%	(2.22)%	7.69%	01/01/85
Investment Company Small Cap Value	(28.32)%	N/A	N/A	(4.39)%	07/01/05
Investment Company Small Cap Growth	(34.88)%	N/A	N/A	(5.78)%	07/01/05
Investment Company Mid Cap Value	(33.16)%	N/A	N/A	(5.53)%	07/01/05
Investment Company Mid-Cap Equty Index	(36.81)%	(1.14)%	N/A	2.90%	05/03/99
Investment Company International	(40.53)%	N/A	N/A	(37.90)%	11/05/07
Investment Company Composite	(23.12)%	(1.22)%	(0.16)%	6.66%	01/01/85
Investment Company Retirement Income	(10.32)%	N/A	N/A	(9.03)%	11/05/07
Investment Company 2010 Retirement	(18.09)%	N/A	N/A	(16.44)%	11/05/07
Investment Company 2015 Retirement	(21.62)%	N/A	N/A	(19.91)%	11/05/07
Investment Company 2020 Retirement	(25.39)%	N/A	N/A	(23.50)%	11/05/07
Investment Company 2025 Retirement	(28.87)%	N/A	N/A	(26.87)%	11/05/07
Investment Company 2030 Retirement	(30.50)%	N/A	N/A	(28.48)%	11/05/07
Investment Company 2035 Retirement	(33.05)%	N/A	N/A	(30.96)%	11/05/07
Investment Company 2040 Retirement	(33.27)%	N/A	N/A	(31.25)%	11/05/07
Investment Company 2045 Retirement	(33.42)%	N/A	N/A	(31.45)%	11/05/07
Investment Company Conservative Allocation	(10.89)%	0.92%	N/A	1.62%	05/20/03
Investment Company Moderate Allocation	(20.48)%	0.10%	N/A	1.96%	05/20/03
Investment Company Aggressive Allocation	(28.76)%	(1.20)%	N/A	1.96%	05/20/03
Investment Company Money Market	1.55%	2.38%	2.30%	3.81%	01/01/85

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Mid-Term Bond	1.04%	2.32%	3.37%	3.82%	02/05/93
Investment Company Bond	(2.51)%	2.12%	3.27%	5.95%	01/01/85
Investment Company DWS Capital Growth	(33.50)%	(1.64)%	(2.67)%	5.92%	01/03/89
Investment Company DWS Bond	(17.42)%	(1.27)%	1.44%	4.23%	01/03/89
Investment Company DWS International	(48.62)%	(0.67)%	(2.32)%	3.79%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.04)%	(4.52)%	(1.18)%	3.75%	05/01/95
Investment Company Fidelity VIP Contra	(42.90)%	(0.41)%	0.92%	6.89%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.20)%	(1.41)%	(0.32)%	3.70%	05/01/95
Investment Company Fidelity Mid Cap	(39.85)%	N/A	N/A	(3.44)%	07/01/05
Investment Company Vanguard Diversified Value	(36.64)%	N/A	N/A	(6.55)%	07/01/05
Investment Company Vanguard International	(45.35)%	N/A	N/A	(1.83)%	07/01/05
Investment Company Oppenheimer Main Street	(38.95)%	N/A	N/A	(7.35)%	07/01/05
Investment Company Calvert Social Balanced	(31.86)%	(3.45)%	(1.79)%	3.67%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.47)%	3.18%	3.12%	5.26%	01/03/89

Cumulative Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.57)%	(15.14)%	(23.40)%	116.40%	02/05/93
Investment Company All America	(35.99)%	(16.45)%	(20.11)%	492.57%	01/01/85
Investment Company Small Cap Value	(28.32)%	N/A	N/A	(14.57)%	07/01/05
Investment Company Small Cap Growth	(34.88)%	N/A	N/A	(18.84)%	07/01/05
Investment Company Mid Cap Value	(33.16)%	N/A	N/A	(18.09)%	07/01/05
Investment Company Mid-Cap Equty Index	(36.81)%	(5.57)%	N/A	31.86%	05/03/99
Investment Company International	(40.53)%	N/A	N/A	(42.43)%	11/05/07
Investment Company Composite	(23.12)%	(5.95)%	(1.59)%	370.43%	01/01/85
Investment Company Retirement Income	(10.32)%	N/A	N/A	(10.39)%	11/05/07
Investment Company 2010 Retirement	(18.09)%	N/A	N/A	(18.79)%	11/05/07
Investment Company 2015 Retirement	(21.62)%	N/A	N/A	(22.69)%	11/05/07
Investment Company 2020 Retirement	(25.39)%	N/A	N/A	(26.69)%	11/05/07
Investment Company 2025 Retirement	(28.87)%	N/A	N/A	(30.42)%	11/05/07
Investment Company 2030 Retirement	(30.50)%	N/A	N/A	(32.19)%	11/05/07
Investment Company 2035 Retirement	(33.05)%	N/A	N/A	(34.91)%	11/05/07
Investment Company 2040 Retirement	(33.27)%	N/A	N/A	(35.22)%	11/05/07
Investment Company 2045 Retirement	(33.42)%	N/A	N/A	(35.44)%	11/05/07
Investment Company Conservative Allocation	(10.89)%	4.69%	N/A	9.46%	05/20/03
Investment Company Moderate Allocation	(20.48)%	0.50%	N/A	11.54%	05/20/03
Investment Company Aggressive Allocation	(28.76)%	(5.86)%	N/A	11.54%	05/20/03
Investment Company Money Market	1.55%	12.48%	25.53%	145.48%	01/01/85
Investment Company Mid-Term Bond	1.04%	12.15%	39.30%	81.60%	02/05/93
Investment Company Bond	(2.51)%	11.06%	37.96%	300.72%	01/01/85
Investment Company DWS Capital Growth	(33.50)%	(7.94)%	(23.71)%	216.06%	01/03/89
Investment Company DWS Bond	(17.42)%	(6.19)%	15.37%	129.09%	01/03/89
Investment Company DWS International	(48.62)%	(3.31)%	(20.92)%	110.50%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.04)%	(20.65)%	(11.19)%	65.48%	05/01/95
Investment Company Fidelity VIP Contra	(42.90)%	(2.03)%	9.59%	148.84%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.20)%	(6.85)%	(3.15)%	64.39%	05/01/95
Investment Company Fidelity Mid Cap	(39.85)%	N/A	N/A	(11.55)%	07/01/05
Investment Company Vanguard Diversified Value	(36.64)%	N/A	N/A	(21.15)%	07/01/05
Investment Company Vanguard International	(45.35)%	N/A	N/A	(6.27)%	07/01/05

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Oppenheimer Main Street	(38.95)%	N/A	N/A	(23.49)%	07/01/05
Investment Company Calvert Social Balanced	(31.86)%	(16.10)%	(16.52)%	88.93%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.47)%	16.94%	35.97%	178.90%	01/03/89

**  Returns reflect the deduction of reduced fee charges for the periods shown.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2008 was (0.08)%. The reduced fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2008 was 0.32%. (These returns do not reflect the $2 monthly charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the smaller average Account Balance for all of our Contracts that invest in the Separate Account No. 2. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Portfolio,

(g)  Calvert Social Balanced Portfolio,

(h)  Fidelity VIP Equity-Income Portfolio,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund,

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Investment Company Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Portfolio,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio,

(z)  Vanguard Variable Insurance Fund International Portfolio,

(aa)  Retirement Income Fund,

(bb)  2010 Retirement Fund,

(cc)  2015 Retirement Fund,

(dd)  2020 Retirement Fund,

(ee)  2025 Retirement Fund,

(ff)  2030 Retirement Fund,

(gg)  2035 Retirement Fund,

(hh)  2040 Retirement Fund, and

(ii)  2045 Retirement Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See "Performance Information for the Separate Accounts" in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(4)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(5)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by James J. Roth, Executive Vice President and General Counsel of Mutual of America.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2008, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 19, 2009, covering the December 31, 2008, 2007 and 2006 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2008, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 19, 2009, covering the December 31, 2008, 2007 and 2006 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2008 are included as follows:

Financial Statements of Mutual of America for 2008, 2007 and 2006 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 30, 2009

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund—$128,227,837 All America Fund—$296,630,843 Equity Index Fund—$299,771,047) (Notes 1 and 2)	$126,824,917	$164,056,363	$224,433,467
Due From (To) Mutual of America General Account	77,772	46,319	(169,278)
Net Assets	$126,902,689	$164,102,682	$224,264,189
Enhanced Unit Value at December 31, 2008	$2.62	$6.65	$2.26
Number of Enhanced Units Outstanding at December 31, 2008	17,204,597	8,182,807	34,459,223
Standard Unit Value at December 31, 2008	$2.59	$6.56	$2.23
Number of Standard Units Outstanding at December 31, 2008	31,628,570	16,717,528	65,770,871

	Investment Company
	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Mid-Cap Equity Index Fund—$191,738,084 Mid Cap Value Fund—$20,191,919 Small Cap Growth Fund—$142,660,279 Small Cap Value Fund—$139,335,748) (Notes 1 and 2)	$129,652,208	$13,779,019	$90,860,706	$91,431,971
Due From (To) Mutual of America General Account	(134,521)	(22,436)	(170,382)	(113,467)
Net Assets	$129,517,687	$13,756,583	$90,690,324	$91,318,504
Enhanced Unit Value at December 31, 2008	$1.35	$0.83	$0.82	$0.86
Number of Enhanced Units Outstanding at December 31, 2008	31,154,763	5,215,519	39,034,302	37,223,009
Standard Unit Value at December 31, 2008	$1.33	$0.82	$0.81	$0.85
Number of Standard Units Outstanding at December 31, 2008	65,453,846	11,568,339	72,572,534	69,540,971

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Composite Fund	Bond Fund	Mid-Term Bond Fund	International Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Composite Fund—$176,611,561 Bond Fund—$122,220,980 Mid-Term Bond Fund—$94,491,912 International Fund—$2,400,770) (Notes 1 and 2)	$131,461,190	$109,619,302	$92,007,544	$1,707,373
Due From (To) Mutual of America General Account	59,795	(81,645)	(100,385)	7,402
Net Assets	$131,520,985	$109,537,657	$91,907,159	$1,714,775
Enhanced Unit Value at December 31, 2008	$4.99	$4.50	$1.90	$0.58
Number of Enhanced Units Outstanding at December 31, 2008	8,424,791	8,714,888	17,242,235	975,324
Standard Unit Value at December 31, 2008	$4.92	$4.43	$1.87	$0.58
Number of Standard Units Outstanding at December 31, 2008	18,190,448	15,861,603	31,694,951	1,998,275

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$17,927,171 Moderate Allocation Fund—$80,992,653 Aggressive Allocation Fund—$79,222,438) (Notes 1 and 2)	$15,661,512	$63,896,978	$56,186,719
Due From (To) Mutual of America General Account	(28,536)	(33,770)	(49,518)
Net Assets	$15,632,976	$63,863,208	$56,137,201
Enhanced Unit Value at December 31, 2008	$1.11	$1.13	$1.13
Number of Enhanced Units Outstanding at December 31, 2008	4,577,854	18,573,132	16,101,751
Standard Unit Value at December 31, 2008	$1.10	$1.12	$1.12
Number of Standard Units Outstanding at December 31, 2008	9,620,442	38,344,173	33,936,784

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Retirement Income Fund—$2,170,449 2010 Retirement Fund—$6,004,508 2015 Retirement Fund—$13,685,377) (Notes 1 and 2)	$1,955,946	$5,165,670	$11,391,435
Due From (To) Mutual of America General Account	33,598	20,478	32,780
Net Assets	$1,989,544	$5,186,148	$11,424,215
Enhanced Unit Value at December 31, 2008	$0.90	$0.81	$0.76
Number of Enhanced Units Outstanding at December 31, 2008	226,449	1,968,932	2,862,920
Standard Unit Value at December 31, 2008	$0.90	$0.80	$0.76
Number of Standard Units Outstanding at December 31, 2008	1,995,065	4,493,632	12,184,791
	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: 2020 Retirement Fund—$13,881,062 2025 Retirement Fund—$8,955,002 2030 Retirement Fund—$7,883,816) (Notes 1 and 2)	$11,200,779	$7,234,728	$6,163,467
Due From (To) Mutual of America General Account	1,226	170,629	37,507
Net Assets	$11,202,005	$7,405,357	$6,200,974
Enhanced Unit Value at December 31, 2008	$0.72	$0.69	$0.67
Number of Enhanced Units Outstanding at December 31, 2008	3,949,774	2,619,153	2,568,683
Standard Unit Value at December 31, 2008	$0.71	$0.69	$0.67
Number of Standard Units Outstanding at December 31, 2008	11,723,071	8,163,264	6,651,645

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: 2035 Retirement Fund—$5,224,057 2040 Retirement Fund—$4,399,772 2045 Retirement Fund—$4,430,301) (Notes 1 and 2)	$4,051,635	$3,419,804	$3,528,925
Due From (To) Mutual of America General Account	20,383	(3,460)	21,666
Net Assets	$4,072,018	$3,416,344	$3,550,591
Enhanced Unit Value at December 31, 2008	$0.65	$0.64	$0.64
Number Of Enhanced Units Outstanding at December 31, 2008	1,605,632	1,344,212	1,499,185
Standard Unit Value at December 31, 2008	$0.65	$0.64	$0.64
Number of Standard Units Outstanding at December 31, 2008	4,644,017	3,978,039	4,062,423

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Assets:
Investments in DWS Variable Series I Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: DWS Bond VIP Fund—$44,969,460 DWS Capital Growth VIP Fund—$212,096,710 DWS International VIP Fund—$121,783,180 American Century VP Capital Appreciation Fund—$162,235,108) (Notes 1 and 2)	$36,067,413	$171,970,368	$87,019,671	$115,720,356
Due From (To) Mutual of America General Account	(17,971)	(122,193)	(16,951)	(63,119)
Net Assets	$36,049,442	$171,848,175	$87,002,720	$115,657,237
Enhanced Unit Value at December 31, 2008	$15.43	$28.30	$13.77	$14.93
Number of Enhanced Units Outstanding at December 31, 2008	875,589	2,170,957	2,285,158	2,566,652
Standard Unit Value at December 31, 2008	$15.22	$27.91	$13.58	$14.72
Number of Standard Units Outstanding at December 31, 2008	1,480,803	3,955,549	4,087,517	5,252,527

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Calvert	Fidelity
	Social Balanced Fund	VIP Equity- Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Assets:
Investments in Calvert Social Balanced Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund—$84,650,033 Fidelity VIP Equity-Income Fund—$237,483,528 Fidelity VIP Contrafund—$535,322,243 Fidelity VIP Asset Manager Fund—$108,887,664) (Notes 1 and 2)	$57,574,873	$139,537,542	$328,779,839	$75,564,224
Due From (To) Mutual of America General Account	5,000	(78,285)	(27,355)	(27,290)
Net Assets	$57,579,873	$139,459,257	$328,752,484	$75,536,934
Enhanced Unit Value at December 31, 2008	$2.61	$27.98	$29.47	$23.94
Number of Enhanced Units Outstanding at December 31, 2008	6,317,312	1,802,794	3,711,075	1,029,792
Standard Unit Value at December 31, 2008	$2.57	$27.59	$29.06	$23.60
Number of Standard Units Outstanding at December 31, 2008	15,958,643	3,225,891	7,550,666	2,155,795
	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Assets:
Investments in Fidelity VIP Mid Cap Portfolio, Vanguard Portfolios and Oppenheimer Main Street Fund at market value (Cost: Fidelity VIP Mid Cap Fund—$87,525,006 Vanguard Diversified Value Fund—$61,492,435 Vanguard International Fund—$119,506,631 Oppenheimer Main Street Fund—$12,600,363) (Notes 1 and 2)	$49,973,229	$39,053,023	$70,531,921	$8,134,123
Due From (To) Mutual of America General Account	(15,128)	26,554	3,767	65
Net Assets	$49,958,101	$39,079,577	$70,535,688	$8,134,188
Enhanced Unit Value at December 31, 2008	$27.32	$11.14	$13.99	$15.82
Number of Enhanced Units Outstanding at December 31, 2008	559,050	1,143,225	1,643,438	193,580
Standard Unit Value at December 31, 2008	$26.94	$10.98	$13.80	$15.60
Number of Standard Units Outstanding at December 31, 2008	1,287,486	2,398,345	3,446,239	325,026

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,542,435	$2,978,931	$5,016,235	$2,296,544	$307,750	$—
Expenses (Note 3)	931,006	1,737,503	2,307,303	1,384,175	126,834	888,455
Net Investment Income (Loss)	2,611,429	1,241,428	2,708,932	912,369	180,916	(888,455)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	162,897	(10,721,077)	1,280,107	(1,439,092)	(271,858)	(2,045,373)
Realized gain distributions	12,323	5,766,831	901,782	3,869,325	—	2,241,605
Net realized gain (loss) on investments	175,220	(4,954,246)	2,181,889	2,430,233	(271,858)	196,232
Net unrealized appreciation (depreciation) of investments	(814,407)	(92,751,822)	(141,755,428)	(81,140,371)	(6,360,797)	(48,474,672)
Net Realized and Unrealized Gain (Loss) on Investments	(639,187)	(97,706,068)	(139,573,539)	(78,710,138)	(6,632,655)	(48,278,440)
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,972,242	$(96,464,640)	$(136,864,607)	$(77,797,769)	$(6,451,739)	$(49,166,895)
	Investment Company
	Small Cap Value Fund	Composite Fund	Bond Fund	Mid-Term Bond Fund	International Fund	Conservative Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$1,312,951	$4,942,204	$5,828,647	$3,715,386	$52,526	$613,930
Expenses (Note 3)	849,305	1,262,291	861,673	672,603	8,527	123,374
Net Investment Income (Loss)	463,646	3,679,913	4,966,974	3,042,783	43,999	490,556
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(2,717,933)	(2,645,943)	(483,565)	71,429	(30,600)	(233,474)
Realized gain distributions	42,051	—	—	—	—	89,273
Net realized gain (loss) on investments	(2,675,882)	(2,645,943)	(483,565)	71,429	(30,600)	(144,201)
Net unrealized appreciation (depreciation) of investments	(35,569,393)	(42,554,744)	(7,505,556)	(2,924,084)	(678,182)	(2,246,572)
Net Realized and Unrealized Gain (Loss) on Investments	(38,245,275)	(45,200,687)	(7,989,121)	(2,852,655)	(708,782)	(2,390,773)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(37,781,629)	$(41,520,774)	$(3,022,147)	$190,128	$(664,783)	$(1,900,217)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Investment Company
	Moderate Allocation Fund	Aggressive Allocation Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$2,142,630	$1,523,451	$70,451	$173,941	$362,304	$348,957
Expenses (Note 3)	536,829	490,533	12,470	22,784	62,481	59,274
Net Investment Income (Loss)	1,605,801	1,032,918	57,981	151,157	299,823	289,683
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(565,874)	(480,383)	(36,325)	(66,477)	(181,634)	(75,264)
Realized gain distributions	460,143	458,658	1,380	19,432	48,174	51,174
Net realized gain (loss) on investments	(105,731)	(21,725)	(34,945)	(47,045)	(133,460)	(24,090)
Net unrealized appreciation (depreciation) of investments	(17,136,428)	(22,329,864)	(192,885)	(799,896)	(2,189,041)	(2,573,966)
Net Realized and Unrealized Gain (Loss) on Investments	(17,242,159)	(22,351,589)	(227,830)	(846,941)	(2,322,501)	(2,598,056)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(15,636,358)	$(21,318,671)	$(169,849)	$(695,784)	$(2,022,678)	$(2,308,373)

	Investment Company
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$205,212	$166,554	$98,421	$80,863	$82,282
Expenses (Note 3)	32,027	29,468	17,620	15,245	13,857
Net Investment Income (Loss)	173,185	137,086	80,801	65,618	68,425
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(45,239)	(28,608)	(9,458)	(10,225)	(8,687)
Realized gain distributions	37,085	39,782	29,685	27,158	24,188
Net realized gain (loss) on investments	(8,154)	11,174	20,227	16,933	15,501
Net unrealized appreciation (depreciation) of investments	(1,695,444)	(1,665,103)	(1,147,550)	(958,523)	(888,204)
Net Realized and Unrealized Gain (Loss) on Investments	(1,703,598)	(1,653,929)	(1,127,323)	(941,590)	(872,703)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,530,413)	$(1,516,843)	$(1,046,522)	$(875,972)	$(804,278)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	DWS			American Century	Calvert	Fidelity
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund	Social Balanced Fund	VIP Equity-Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$2,421,079	$—	$1,997,601	$—	$1,915,572	$5,142,773
Expenses (Note 3)	325,102	1,772,092	1,076,791	948,958	586,601	1,345,218
Net Investment Income (Loss)	2,095,977	(1,772,092)	920,810	(948,958)	1,328,971	3,797,555
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(439,802)	1,557,786	1,722,181	4,369,309	(746,392)	(4,063,773)
Realized gain distributions	—	2,515,440	25,978,474	15,193,774	1,070,159	217,760
Net realized gain (loss) on investments	(439,802)	4,073,226	27,700,655	19,563,083	323,767	(3,846,013)
Net unrealized appreciation (depreciation) of investments	(9,519,244)	(91,634,898)	(115,239,231)	(126,826,478)	(28,775,455)	(109,076,321)
Net Realized and Unrealized Gain (Loss) on Investments	(9,959,046)	(87,561,672)	(87,538,576)	(107,263,395)	(28,451,688)	(112,922,334)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(7,863,069)	$(89,333,764)	$(86,617,766)	$(108,212,353)	$(27,122,717)	$(109,124,779)
	Fidelity			Vanguard		Oppenheimer
	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$4,750,801	$2,612,424	$319,047	$1,416,684	$2,379,853	$141,744
Expenses (Note 3)	3,158,422	623,342	452,205	379,097	748,476	74,528
Net Investment Income (Loss)	1,592,379	1,989,082	(133,158)	1,037,587	1,631,377	67,216
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(6,922,799)	(1,658,546)	(2,091,664)	(1,405,307)	(1,997,186)	(252,886)
Realized gain distributions	13,942,553	8,931,732	10,738,256	2,978,668	8,353,769	615,889
Net realized gain (loss) on investments	7,019,754	7,273,186	8,646,592	1,573,361	6,356,583	363,003
Net unrealized appreciation (depreciation) of investments	(261,848,089)	(41,444,452)	(41,069,513)	(24,545,140)	(63,937,635)	(5,238,704)
Net Realized and Unrealized Gain (Loss) on Investments	(254,828,335)	(34,171,266)	(32,422,921)	(22,971,779)	(57,581,052)	(4,875,701)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(253,235,956)	$(32,182,184)	$(32,556,079)	$(21,934,192)	$(55,949,675)	$(4,808,485)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,611,429	$4,752,590	$1,241,428	$1,838,203	$2,708,932	$4,002,301
Net realized gain (loss) on investments	175,220	225,736	(4,954,246)	27,297,114	2,181,889	13,077,172
Net unrealized appreciation (depreciation) of investments	(814,407)	(461,999)	(92,751,822)	(17,909,339)	(141,755,428)	(11,103)
Net Increase (Decrease) in net assets resulting from operations	1,972,242	4,516,327	(96,464,640)	11,225,978	(136,864,607)	17,068,370
From Unit Transactions:
Contributions	21,485,554	24,746,192	16,214,829	23,002,460	36,006,729	43,862,023
Withdrawals	(22,265,776)	(18,260,254)	(25,495,134)	(34,533,976)	(31,157,438)	(39,951,007)
Net transfers	(3,601,723)	29,070,952	(20,380,393)	(24,147,573)	(26,884,828)	(24,774,407)
Contract fees	(123,429)	(115,460)	(85,620)	(100,668)	(102,239)	(115,061)
Net Increase (Decrease) from unit transactions	(4,505,374)	35,441,430	(29,746,318)	(35,779,757)	(22,137,776)	(20,978,452)
Net Increase (Decrease) in Net Assets	(2,533,132)	39,957,757	(126,210,958)	(24,553,779)	(159,002,383)	(3,910,082)
Net Assets:
Beginning of Year	129,435,821	89,478,064	290,313,640	314,867,419	383,266,572	387,176,654
End of Year	$126,902,689	$129,435,821	$164,102,682	$290,313,640	$224,264,189	$383,266,572
	Investment Company
	Mid-Cap Equity Index Fund		Mid-Cap Value Fund		Small Cap Growth Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$912,369	$1,637,592	$180,916	$80,566	$(888,455)	$(1,153,758)
Net realized gain (loss) on investments	2,430,233	24,963,361	(271,858)	529,101	196,232	20,580,791
Net unrealized appreciation (depreciation) of investments	(81,140,371)	(11,669,481)	(6,360,797)	(914,615)	(48,474,672)	(13,594,621)
Net Increase (Decrease) in net assets resulting from operations	(77,797,769)	14,931,472	(6,451,739)	(304,948)	(49,166,895)	5,832,412
From Unit Transactions:
Contributions	26,265,136	33,827,542	4,390,846	6,346,411	14,159,480	17,861,451
Withdrawals	(19,484,834)	(24,707,984)	(1,473,645)	(2,217,717)	(11,656,610)	(15,302,884)
Net transfers	(25,238,588)	(11,894,579)	(1,007,765)	956,924	(8,692,255)	(10,381,899)
Contract fees	(41,733)	(46,370)	(1,098)	(939)	(1,429)	(1,030)
Net Increase (Decrease) from unit transactions	(18,500,019)	(2,821,391)	1,908,338	5,084,679	(6,190,814)	(7,824,362)
Net Increase (Decrease) in Net Assets	(96,297,788)	12,110,081	(4,543,401)	4,779,731	(55,357,709)	(1,991,950)
Net Assets:
Beginning of Year	225,815,475	213,705,394	18,299,984	13,520,253	146,048,033	148,039,983
End of Year	$129,517,687	$225,815,475	$13,756,583	$18,299,984	$90,690,324	$146,048,033

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Small Cap Value Fund		Composite Fund		Bond Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$463,646	$266,988	$3,679,913	$4,035,111	$4,966,974	$4,470,637
Net realized gain (loss) on investments	(2,675,882)	14,693,298	(2,645,943)	(430,304)	(483,565)	(200,730)
Net unrealized appreciation (depreciation) of investments	(35,569,393)	(21,357,357)	(42,554,744)	7,607,746	(7,505,556)	731,689
Net Increase (Decrease) in net assets resulting from operations	(37,781,629)	(6,397,071)	(41,520,774)	11,212,553	(3,022,147)	5,001,596
Increase in net assets from distributions of return of capital	963,273	—	—	—	—	—
From Unit Transactions:
Contributions	13,981,040	20,261,816	11,155,751	13,516,036	17,876,591	16,878,281
Withdrawals	(11,393,805)	(16,665,931)	(19,438,483)	(23,605,225)	(12,733,756)	(11,777,725)
Net transfers	(10,242,379)	(19,737,640)	(11,212,738)	(9,477,598)	(468,753)	2,855,304
Contract fees	(19,119)	(22,800)	(79,291)	(90,330)	(94,908)	(97,986)
Net Increase (Decrease) from unit transactions	(7,674,263)	(16,164,555)	(19,574,761)	(19,657,117)	4,579,174	7,857,874
Net Increase (Decrease) in Net Assets	(44,492,619)	(22,561,626)	(61,095,535)	(8,444,564)	1,557,027	12,859,470
Net Assets:
Beginning of Year	135,811,123	158,372,749	192,616,520	201,061,084	107,980,630	95,121,160
End of Year	$91,318,504	$135,811,123	$131,520,985	$192,616,520	$109,537,657	$107,980,630
	Investment Company
	Mid-Term Bond Fund		International Fund		Conservative Allocation Fund
	2008	2007	2008	2007 (a)	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,042,783	$2,008,212	$43,999	$8,525	$490,556	$430,195
Net realized gain (loss) on investments	71,429	8,851	(30,600)	465	(144,201)	172,242
Net unrealized appreciation (depreciation) of investments	(2,924,084)	1,711,374	(678,182)	(15,215)	(2,246,572)	13,219
Net Increase (Decrease) in net assets resulting from operations	190,128	3,728,437	(664,783)	(6,225)	(1,900,217)	615,656
From Unit Transactions:
Contributions	15,519,746	9,102,215	1,794,766	95,120	4,843,664	3,845,993
Withdrawals	(11,573,752)	(7,357,877)	(151,308)	—	(1,971,139)	(1,568,062)
Net transfers	23,890,041	(950,849)	222,588	424,813	835,053	1,815,379
Contract fees	(73,445)	(73,890)	(196)	—	(8,838)	(7,174)
Net Increase (Decrease) from unit transactions	27,762,590	719,599	1,865,850	519,933	3,698,740	4,086,136
Net Increase (Decrease) in Net Assets	27,952,718	4,448,036	1,201,067	513,708	1,798,523	4,701,792
Net Assets:
Beginning of Period/Year	63,954,441	59,506,405	513,708	—	13,834,453	9,132,661
End of Period/Year	$91,907,159	$63,954,441	$1,714,775	$513,708	$15,632,976	$13,834,453

(a) For the period from November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Moderate Allocation Fund		Aggressive Allocation Fund		Retirement Income Fund
	2008	2007	2008	2007	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,605,801	$1,841,880	$1,032,918	$1,308,149	$57,981	$18,353
Net realized gain (loss) on investments	(105,731)	2,374,036	(21,725)	3,432,971	(34,945)	3,730
Net unrealized appreciation (depreciation) of investments	(17,136,428)	(974,667)	(22,329,864)	(2,437,998)	(192,885)	(21,618)
Net Increase (Decrease) in net assets resulting from operations	(15,636,358)	3,241,249	(21,318,671)	2,303,122	(169,849)	465
From Unit Transactions:
Contributions	20,105,219	20,771,186	20,000,210	23,386,764	1,384,138	23,592
Withdrawals	(9,682,528)	(8,614,531)	(7,503,510)	(6,529,611)	(621,580)	(317)
Net transfers	(4,800,282)	3,563,654	(4,476,105)	1,243,016	867,355	506,269
Contract fees	(32,769)	(27,886)	(30,619)	(24,755)	(520)	(9)
Net Increase (Decrease) from unit transactions	5,589,640	15,692,423	7,989,976	18,075,414	1,629,393	529,535
Net Increase (Decrease) in Net Assets	(10,046,718)	18,933,672	(13,328,695)	20,378,536	1,459,544	530,000
Net Assets:
Beginning of Period/Year	73,909,926	54,976,254	69,465,896	49,087,360	530,000	—
End of Period/Year	$63,863,208	$73,909,926	$56,137,201	$69,465,896	$1,989,544	$530,000
	Investment Company
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2008	2007 (a)	2008	2007 (a)	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$151,157	$26,839	$299,823	$63,585	$289,683	$61,230
Net realized gain (loss) on investments	(47,045)	9,956	(133,460)	45,382	(24,090)	55,236
Net unrealized appreciation (depreciation) of investments	(799,896)	(38,942)	(2,189,041)	(104,901)	(2,573,966)	(106,317)
Net Increase (Decrease) in net assets resulting from operations	(695,784)	(2,147)	(2,022,678)	4,066	(2,308,373)	10,149
From Unit Transactions:
Contributions	1,828,451	141,792	6,131,956	562,746	6,861,685	843,737
Withdrawals	(301,666)	(200)	(387,445)	(6,381)	(832,792)	—
Net transfers	3,457,202	759,314	5,139,756	2,004,422	4,913,408	1,717,227
Contract fees	(778)	(36)	(2,200)	(27)	(2,962)	(74)
Net Increase (Decrease) from unit transactions	4,983,209	900,870	10,882,067	2,560,760	10,939,339	2,560,890
Net Increase (Decrease) in Net Assets	4,287,425	898,723	8,859,389	2,564,826	8,630,966	2,571,039
Net Assets:
Beginning of Period/Year	898,723	—	2,564,826	—	2,571,039	—
End of Period/Year	$5,186,148	$898,723	$11,424,215	$2,564,826	$11,202,005	$2,571,039

(a) For the period from November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2008	2007 (a)	2008	2007 (a)	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$173,185	$14,570	$137,086	$23,138	$80,801	$8,170
Net realized gain (loss) on investments	(8,154)	18,425	11,174	36,543	20,227	16,316
Net unrealized appreciation (depreciation) of investments	(1,695,444)	(24,830)	(1,665,103)	(55,246)	(1,147,550)	(24,872)
Net Increase (Decrease) in net assets resulting from operations	(1,530,413)	8,165	(1,516,843)	4,435	(1,046,522)	(386)
From Unit Transactions:
Contributions	5,077,791	315,473	3,962,902	322,241	3,514,960	165,325
Withdrawals	(506,074)	(7,000)	(317,213)	—	(240,937)	0
Net transfers	3,606,279	443,786	2,903,325	844,598	1,325,670	356,394
Contract fees	(2,614)	(36)	(2,430)	(41)	(2,458)	(28)
Net Increase (Decrease) from unit transactions	8,175,382	752,223	6,546,584	1,166,798	4,597,235	521,691
Net Increase (Decrease) in Net Assets	6,644,969	760,388	5,029,741	1,171,233	3,550,713	521,305
Net Assets:
Beginning of Period/Year	760,388	—	1,171,233	—	521,305	—
End of Period/Year	$7,405,357	$760,388	$6,200,974	$1,171,233	$4,072,018	$521,305

	Investment Company
	2040 Retirement Fund		2045 Retirement Fund
	2008	2007 (a)	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$65,618	$6,776	$68,425	$3,741
Net realized gain (loss) on investments	16,933	15,211	15,501	9,527
Net unrealized appreciation (depreciation) of investments	(958,523)	(21,445)	(888,204)	(13,172)
Net Increase (Decrease) in net assets resulting from operations	(875,972)	542	(804,278)	96
From Unit Transactions:
Contributions	3,034,888	259,066	3,483,950	95,948
Withdrawals	(276,182)	(4,000)	(290,324)	—
Net transfers	1,119,029	161,438	878,413	190,281
Contract fees	(2,444)	(21)	(3,461)	(34)
Net Increase (Decrease) from unit transactions	3,875,291	416,483	4,068,578	286,195
Net Increase (Decrease) in Net Assets	2,999,319	417,025	3,264,300	286,291
Net Assets:
Beginning of Period/Year	417,025	—	286,291	—
End of Period/Year	$3,416,344	$417,025	$3,550,591	$286,291

(a) For the period from November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS
	Bond VIP Fund		Capital Growth VIP Fund		International VIP Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,095,977	$1,776,553	$(1,772,092)	$(385,373)	$920,810	$2,979,751
Net realized gain (loss) on investments	(439,802)	17,970	4,073,226	4,970,637	27,700,655	5,377,316
Net unrealized appreciation (depreciation) of investments	(9,519,244)	(291,993)	(91,634,898)	26,756,475	(115,239,231)	14,627,067
Net Increase (Decrease) in net assets resulting from operations	(7,863,069)	1,502,530	(89,333,764)	31,341,739	(86,617,766)	22,984,134
From Unit Transactions:
Contributions	5,642,356	6,494,884	17,263,578	20,592,970	16,123,903	20,813,090
Withdrawals	(5,097,421)	(5,003,069)	(23,281,360)	(32,210,048)	(15,383,606)	(18,048,674)
Net transfers	(3,200,349)	(27,532)	(15,618,426)	(23,793,371)	(13,945,202)	(7,899,878)
Contract fees	(35,263)	(39,711)	(35,340)	(40,310)	(13,872)	(14,366)
Net Increase (Decrease) from unit transactions	(2,690,677)	1,424,572	(21,671,548)	(35,450,759)	(13,218,777)	(5,149,828)
Net Increase (Decrease) in Net Assets	(10,553,746)	2,927,102	(111,005,312)	(4,109,020)	(99,836,543)	17,834,306
Net Assets:
Beginning of Year	46,603,188	43,676,086	282,853,487	286,962,507	186,839,263	169,004,957
End of Year	$36,049,442	$46,603,188	$171,848,175	$282,853,487	$87,002,720	$186,839,263
	American Century		Calvert		Fidelity
	VP Capital Appreciation Fund		Social Balanced Fund		VIP Equity-Income Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(948,958)	$(928,965)	$1,328,971	$1,443,445	$3,797,555	$3,205,597
Net realized gain (loss) on investments	19,563,083	3,041,888	323,767	5,371,887	(3,846,013)	28,242,847
Net unrealized appreciation (depreciation) of investments	(126,826,478)	62,189,024	(28,775,455)	(5,165,572)	(109,076,321)	(28,093,391)
Net Increase (Decrease) in net assets resulting from operations	(108,212,353)	64,301,947	(27,122,717)	1,649,760	(109,124,779)	3,355,053
From Unit Transactions:
Contributions	23,265,255	23,437,569	10,484,221	13,013,952	25,230,916	35,487,513
Withdrawals	(18,782,819)	(18,807,603)	(7,154,450)	(8,338,143)	(24,270,878)	(32,024,439)
Net transfers	(34,694,644)	72,567,109	(5,455,965)	(4,406,800)	(23,498,023)	(28,619,304)
Contract fees	(15,968)	(14,109)	(56,721)	(62,467)	(109,995)	(124,847)
Net Increase (Decrease) from unit transactions	(30,228,176)	77,182,966	(2,182,915)	206,542	(22,647,980)	(25,281,077)
Net Increase (Decrease) in Net Assets	(138,440,529)	141,484,913	(29,305,632)	1,856,302	(131,772,759)	(21,926,024)
Net Assets:
Beginning of Year	254,097,766	112,612,853	86,885,505	85,029,203	271,232,016	293,158,040
End of Year	$115,657,237	$254,097,766	$57,579,873	$86,885,505	$139,459,257	$271,232,016

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Contra Fund		VIP Asset Manager Fund		VIP Mid Cap Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,592,379	$1,777,693	$1,989,082	$4,821,560	$(133,158)	$163,964
Net realized gain (loss) on investments	7,019,754	152,150,120	7,273,186	2,540,200	8,646,592	4,275,576
Net unrealized appreciation (depreciation) of investments	(261,848,089)	(68,571,684)	(41,444,452)	4,519,212	(41,069,513)	2,448,774
Net Increase (Decrease) in net assets resulting from operations	(253,235,956)	85,356,129	(32,182,184)	11,880,972	(32,556,079)	6,888,314
From Unit Transactions:
Contributions	58,123,875	68,503,851	16,309,587	12,351,499	15,611,066	15,744,522
Withdrawals	(48,819,274)	(54,266,947)	(11,907,930)	(8,802,546)	(6,546,882)	(4,389,273)
Net transfers	(38,900,864)	(3,813,691)	6,063,707	664,252	(7,644,856)	19,902,743
Contract fees	(83,336)	(80,937)	(63,779)	(65,299)	(2,993)	(2,151)
Net Increase (Decrease) from unit transactions	(29,679,599)	10,342,276	10,401,585	4,147,906	1,416,335	31,255,841
Net Increase (Decrease) in Net Assets	(282,915,555)	95,698,405	(21,780,599)	16,028,878	(31,139,744)	38,144,155
Net Assets:
Beginning of Year	611,668,039	515,969,634	97,317,533	81,288,655	81,097,845	42,953,690
End of Year	$328,752,484	$611,668,039	$75,536,934	$97,317,533	$49,958,101	$81,097,845
	Vanguard				Oppenheimer
	Diversified Value Fund		International Fund		Main Street Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,037,587	$472,309	$1,631,377	$572,279	$67,216	$20,423
Net realized gain (loss) on investments	1,573,361	2,420,360	6,356,583	3,194,011	363,003	170,394
Net unrealized appreciation (depreciation) of investments	(24,545,140)	(1,879,058)	(63,937,635)	7,872,660	(5,238,704)	105,940
Net Increase (Decrease) in net assets resulting from operations	(21,934,192)	1,013,611	(55,949,675)	11,638,950	(4,808,485)	296,757
From Unit Transactions:
Contributions	11,672,881	16,743,412	31,321,176	35,819,570	3,288,972	3,107,207
Withdrawals	(5,924,135)	(6,243,209)	(10,413,975)	(8,820,457)	(1,183,556)	(860,894)
Net transfers	(7,596,049)	1,572,924	(9,389,421)	21,880,570	(750,430)	553,644
Contract fees	(5,106)	(3,733)	(3,972)	(3,049)	(1,320)	(778)
Net Increase (Decrease) from unit transactions	(1,852,409)	12,069,394	11,513,808	48,876,634	1,353,666	2,799,179
Net Increase (Decrease) in Net Assets	(23,786,601)	13,083,005	(44,435,867)	60,515,584	(3,454,819)	3,095,936
Net Assets:
Beginning of Year	62,866,178	49,783,173	114,971,555	54,455,971	11,589,007	8,493,071
End of Year	$39,079,577	$62,866,178	$70,535,688	$114,971,555	$8,134,188	$11,589,007

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 35 distinct funds. Each invests in shares of one of 23 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these latter three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement (together, these latter nine Funds may be referred to as the "Retirement Funds") Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Allocation Funds became available to Separate Account No. 2 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 2 as investment alternatives on July 1, 2005. The Investment Company International and Retirement Funds became available to Separate Account No. 2 as investment alternatives on November 5, 2007.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Company, which are in conformity with U.S. generally accepted accounting principles:

Fair Value — Effective January 1, 2008, the Separate Account No. 2 adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a single definition of fair value, institutes a framework for measuring fair value and expands disclosures about fair value measurements. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. SFAS 157 establishes a three-level valuation hierarchy for measurement and

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2008, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value Separate Account No. 2's net assets as of December 31, 2008, by SFAS 157 valuation hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Market Value:
Investment Company Funds:
Money Market Fund	$126,824,917	—	—	$126,824,917
All America Fund	$164,056,363	—	—	$164,056,363
Equity Index Fund	$224,433,467	—	—	$224,433,467
Mid-Cap Equity Index Fund	$129,652,208	—	—	$129,652,208
Mid Cap Value Fund	$13,779,019	—	—	$13,779,019
Small Cap Growth Fund	$90,860,706	—	—	$90,860,706
Small Cap Value Fund	$91,431,971	—	—	$91,431,971
Composite Fund	$131,461,190	—	—	$131,461,190
Bond Fund	$109,619,302	—	—	$109,619,302
Mid-Term Bond Fund	$92,007,544	—	—	$92,007,544
International Fund	$1,707,373	—	—	$1,707,373
Conservative Allocation Fund	$15,661,512	—	—	$15,661,512
Moderate Allocation Fund	$63,896,978	—	—	$63,896,978
Aggressive Allocation Fund	$56,186,719	—	—	$56,186,719
Retirement Income Fund	$1,955,946	—	—	$1,955,946
2010 Retirement Fund	$5,165,670	—	—	$5,165,670
2015 Retirement Fund	$11,391,435	—	—	$11,391,435
2020 Retirement Fund	$11,200,779	—	—	$11,200,779
2025 Retirement Fund	$7,234,728	—	—	$7,234,728
2030 Retirement Fund	$6,163,467	—	—	$6,163,467
2035 Retirement Fund	$4,051,635	—	—	$4,051,635
2040 Retirement Fund	$3,419,804	—	—	$3,419,804
2045 Retirement Fund	$3,528,925	—	—	$3,528,925

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
DWS Portfolios:
Bond Fund — Class "A"	$36,067,413	—	—	$36,067,413
Capital Growth Fund — Class "A"	$171,970,368	—	—	$171,970,368
International Fund — Class "A"	$87,019,671	—	—	$87,019,671
American Century VP Capital Appreciation Fund	$115,720,356	—	—	$115,720,356
Calvert Social Balanced Portfolio	$57,574,873	—	—	$57,574,873
Fidelity Portfolios:
Equity-Income — "Initial" Class	$139,537,542	—	—	$139,537,542
Contrafund — "Initial" Class	$328,779,839	—	—	$328,779,839
Asset Manager Fund — "Initial" Class	$75,564,224	—	—	$75,564,224
Mid Cap — "Initial" Class	$49,973,229	—	—	$49,973,229
Vanguard Portfolios:
Diversified Value	$39,053,023	—	—	$39,053,023
International	$70,531,921	—	—	$70,531,921
Oppenheimer Main Street Fund/VA	$8,134,123	—	—	$8,134,123

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2008 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	104,963,187	$1.21
All America Fund	142,089,596	1.15
Equity Index Fund	151,666,141	1.48
Mid-Cap Equity Index Fund	140,146,441	0.93
Mid Cap Value Fund	17,439,368	0.79
Small Cap Growth Fund	129,855,178	0.70
Small Cap Value Fund	122,328,473	0.75
Composite Fund	109,129,452	1.20
Bond Fund	93,091,232	1.18
Mid-Term Bond Fund	98,056,453	0.94
International Fund	3,085,492	0.55
Conservative Allocation Fund	17,648,007	0.89
Moderate Allocation Fund	72,845,294	0.88
Aggressive Allocation Fund	65,294,597	0.86
Retirement Income Fund	2,343,949	0.83
2010 Retirement Fund	6,938,460	0.74
2015 Retirement Fund	16,178,625	0.70
2020 Retirement Fund	16,899,923	0.66
2025 Retirement Fund	11,359,338	0.64
2030 Retirement Fund	9,912,315	0.62
2035 Retirement Fund	6,722,719	0.60
2040 Retirement Fund	5,772,181	0.59
2045 Retirement Fund	5,983,713	0.59
DWS Portfolios:
Bond Fund — Class "A"	6,557,702	5.50
Capital Growth Fund — Class "A"	12,691,540	13.55
International Fund — Class "A"	13,346,575	6.52
American Century VP Capital Appreciation Fund	14,574,352	7.94
Calvert Social Balanced Portfolio	46,133,712	1.25
Fidelity Portfolios:
Equity-Income — "Initial" Class	10,587,067	13.18
Contrafund — "Initial" Class	21,363,212	15.39
Asset Manager Fund — "Initial" Class	7,329,217	10.31
Mid Cap — "Initial" Class	2,711,515	18.43
Vanguard Portfolios:
Diversified Value	4,080,776	9.57
International	5,977,281	11.81
Oppenheimer Main Street Fund/VA	558,662	14.56

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%. The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to 0.50% (0.25% for the American Century Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants are issued Enhanced Units in the Separate Account. For the period July 1, 2005 through September 30, 2005, employers also had to make payments via Electronic Funds Transfer ("EFT") in order for participants to be eligible for the Enhanced Units.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Investment Company Money Market Fund's expenses were reduced at an annual rate of 0.20%.

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements.

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 2 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $252,496,444. The enhanced unit participants received 34,083,301 enhanced units of the Small Cap Value Fund with a value of $39,928,131 and 36,530,887 enhanced units of the Small Cap Growth Fund with a value of $39,928,155. The standard unit participants received 74,029,264 standard units of the

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Fund Reorganizations (Continued)

Small Cap Value Fund with a value of $86,320,091 and 79,345,334 standard units of the Small Cap Growth Fund with a value of $86,320,067. The proportion of Small Cap Value and Small Cap Growth Fund units received corresponded to the Aggressive Equity Fund's respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by enhanced units were $3,766,393 immediately prior to the reorganization and $43,694,548 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by enhanced units were $4,804,560 immediately prior to the reorganization and $44,732,691 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by standard units were $9,592,771 immediately prior to the reorganization and $95,912,838 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by standard units were $16,036,790 immediately prior to the reorganization and $102,356,881 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 2 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The enhanced unit participants received 3,613,121 enhanced units of the Mid-Term Bond Fund with a value of $6,240,199, which corresponded to the net assets of the Short-Term Bond Fund represented by enhanced units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by enhanced units were $11,679,358 immediately prior to the reorganization and $17,919,557 immediately after the reorganization. The standard unit participants received 8,017,584 units of the Mid-Term Bond Fund with a value of $13,779,685, which corresponded to the net assets of the Short-Term Bond Fund represented by standard units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by standard units were $28,368,861 immediately prior to the reorganization and $42,148,546 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

Enhanced Units

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$2.58	$2.46	$2.36	$2.33
Unit value, end of year/period	$2.62	$2.58	$2.46	$2.36
Units outstanding (000's), beginning of year/period	19,709	12,840	7,961	—
Units Issued (000's)	10,472	15,314	10,425	9,277
Units Redeemed (000's)	(12,976)	(8,445)	(5,546)	(1,316)
Units Outstanding (000's), end of year/period	17,205	19,709	12,840	7,961
Net Assets (000's)	$45,118	$50,755	$31,641	$18,796
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.84%	5.09%	4.37%	2.16	%(D)
Total Return (C)	1.83%	4.51%	4.37%	1.46%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$10.36	$9.99	$8.67	$8.21
Unit value, end of year/period	$6.65	$10.36	$9.99	$8.67
Units outstanding (000's), beginning of year/period	9,560	9,477	9,698	—
Units Issued (000's)	879	2,032	1,661	10,494
Units Redeemed (000's)	(2,256)	(1,949)	(1,882)	(796)
Units Outstanding (000's), end of year/period	8,183	9,560	9,477	9,698
Net Assets (000's)	$54,436	$99,077	$94,675	$84,115
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.29%	1.36%	1.41%	0.35	%(D)
Total Return (C)	-35.81%	3.75%	15.17%	5.65%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$3.61	$3.45	$3.00	$2.84
Unit value, end of year/period	$2.26	$3.61	$3.45	$3.00
Units outstanding (000's), beginning of year/period	38,424	35,097	33,563	—
Units Issued (000's)	6,203	11,091	8,779	36,361
Units Redeemed (000's)	(10,168)	(7,764)	(7,245)	(2,798)
Units Outstanding (000's), end of year/period	34,459	38,424	35,097	33,563
Net Assets (000's)	$77,812	$138,587	$120,923	$100,539
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.62%	1.78%	1.87%	1.54	%(D)
Total Return (C)	-37.39%	4.68%	15.02%	5.45%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$2.14	$1.99	$1.82	$1.68
Unit value, end of year/period	$1.35	$2.14	$1.99	$1.82
Units outstanding (000's), beginning of year/period	35,490	30,654	32,488	—
Units Issued (000's)	7,850	14,498	11,386	37,125
Units Redeemed (000's)	(12,185)	(9,662)	(13,220)	(4,637)
Units Outstanding (000's), end of year/period	31,155	35,490	30,654	32,488
Net Assets (000's)	$42,164	$75,800	$61,060	$59,086
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.25%	1.48%	1.41%	1.39	%(D)
Total Return (C)	-36.63%	7.20%	9.55%	8.08%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
Mid Cap Value Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.23	$1.23	$1.07	$1.00
Unit value, end of year/period	$0.83	$1.23	$1.23	$1.07
Units outstanding (000's), beginning of year/period	4,562	2,894	320	—
Units Issued (000's)	2,250	6,019	3,733	800
Units Redeemed (000's)	(1,596)	(4,351)	(1,159)	(480)
Units Outstanding (000's), end of year/period	5,216	4,562	2,894	320
Net Assets (000's)	$4,317	$5,633	$3,561	$341
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.85%	1.18%	2.27%	0.77	%(D)
Total Return (C)	-32.98%	0.37%	15.35%	6.65%
Investment Company
Small Cap Growth Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.26	$1.21	$1.05	$1.00
Unit value, end of year/period	$0.82	$1.26	$1.21	$1.05
Units outstanding (000's), beginning of year/period	42,165	38,872	659	—
Units Issued (000's)	6,908	12,493	45,718	(E)	946
Units Redeemed (000's)	(10,039)	(9,200)	(7,505)	(287)
Units Outstanding (000's), end of year/period	39,034	42,165	38,872	659
Net Assets (000's)	$32,008	$52,948	$46,886	$693
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00	%(D)
Total Return (C)	-34.70%	4.15%	14.57%	5.24%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 36,530,887 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
Small Cap Value Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.20	$1.26	$1.07	$1.00
Unit value, end of year/period	$0.86	$1.20	$1.26	$1.07
Units outstanding (000's), beginning of year/period	40,458	38,902	679	—
Units Issued (000's)	6,614	12,681	43,438	(E)	917
Units Redeemed (000's)	(9,849)	(11,125)	(5,215)	(238)
Units Outstanding (000's), end of year/period	37,223	40,458	38,902	679
Net Assets (000's)	$32,129	$48,584	$48,918	$729
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.15%	0.94%	1.81%	0.66	%(D)
Total Return (C)	-28.12%	-4.46%	17.10%	7.34%
Investment Company
Composite Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$6.47	$6.10	$5.53	$5.38
Unit value, end of year/period	$4.99	$6.47	$6.10	$5.53
Units outstanding (000's), beginning of year/period	9,989	9,906	10,106	—
Units Issued (000's)	871	1,917	1,797	10,959
Units Redeemed (000's)	(2,435)	(1,834)	(1,997)	(853)
Units Outstanding (000's), end of year/period	8,425	9,989	9,906	10,106
Net Assets (000's)	$42,032	$64,637	$60,395	$55,883
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.99%	2.81%	2.59%	2.47	%(D)
Total Return (C)	-22.90%	6.15%	10.24%	2.72%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 34,083,301 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$4.60	$4.37	$4.19	$4.20
Unit value, end of year/period	$4.50	$4.60	$4.37	$4.19
Units outstanding (000's), beginning of year/period	8,465	7,001	6,603	—
Units Issued (000's)	2,924	3,103	2,038	7,224
Units Redeemed (000's)	(2,674)	(1,639)	(1,640)	(621)
Units Outstanding (000's), end of year/period	8,715	8,465	7,001	6,603
Net Assets (000's)	$39,194	$38,945	$30,572	$27,650
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	5.13%	5.22%	4.71%	4.31	%(D)
Total Return (C)	-2.24%	5.36%	4.27%	-0.22%
Investment Company
Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.87	$1.75	$1.69	$1.70
Unit value, end of year/period	$1.90	$1.87	$1.75	$1.69
Units outstanding (000's), beginning of year/period	12,622	10,347	6,854	—
Units Issued (000's)	12,856	5,090	5,979	(E)	7,436
Units Redeemed (000's)	(8,236)	(2,815)	(2,486)	(582)
Units Outstanding (000's), end of year/period	17,242	12,622	10,347	6,854
Net Assets (000's)	$32,676	$23,608	$18,143	$11,589
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.23%	4.11%	3.83%	3.20	%(D)
Total Return (C)	1.32%	6.68%	3.70%	-0.60%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 3,613,121 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
International Fund	Retirement Income Fund
Years Ended December 31,	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)	2008	2007(1)
Unit value, beginning of year/period	$0.97	$1.00	$1.00	$1.00
Unit value, end of year/period	$0.58	$0.97	$0.90	$1.00
Units outstanding (000's), beginning of year/period	333	—	0	(E)	—
Units Issued (000's)	803	333	667	0	(E)
Units Redeemed (000's)	(161)	0	(440)	0
Units Outstanding (000's), end of year/period	975	333	227	0	(E)
Net Assets (000's)	$564	$323	$204	$—
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.43%	3.27	%(D)	4.88%	6.71	%(D)
Total Return (C)	-40.36%	-3.00%	-10.06%	0.00%
Investment Company
2010 Retirement Fund	2015 Retirement Fund
Years Ended December 31,	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)	2008	2007(1)
Unit value, beginning of year/period	$0.98	$0.99	$0.97	$0.98
Unit value, end of year/period	$0.81	$0.98	$0.76	$0.97
Units outstanding (000's), beginning of year/period	468	—	530	—
Units Issued (000's)	2,140	506	2,645	530
Units Redeemed (000's)	(640)	(38)	(312)	0
Units Outstanding (000's), end of year/period	1,968	468	2,863	530
Net Assets (000's)	$1,585	$459	$2,182	$514
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	5.80%	3.99	%(D)	4.77%	3.99	%(D)
Total Return (C)	-17.86%	-0.76%	-21.40%	-1.25%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

(E)  Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	2020 Retirement Fund			2025 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.97		$0.97	$0.99
Unit value, end of year/period	$0.72	$0.96		$0.69	$0.97
Units outstanding (000's), beginning of year/period	541	—		137	—
Units Issued (000's)	3,797	576		2,911	145
Units Redeemed (000's)	(388)	(35)		(429)	(8)
Units Outstanding (000's), end of year/period	3,950	541		2,619	137
Net Assets (000's)	$2,833	$518		$1,805	$132
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	4.68%	4.67	%(D)	5.00%	3.78	%(D)
Total Return (C)	-25.18%	-1.62%		-28.67%	-2.03%
	Investment Company
	2030 Retirement Fund			2035 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.97	$0.99		$0.97	$1.00
Unit value, end of year/period	$0.67	$0.97		$0.65	$0.97
Units outstanding (000's), beginning of year/period	470	—		192	—
Units Issued (000's)	2,589	525		1,606	192
Units Redeemed (000's)	(490)	(55)		(192)	0
Units Outstanding (000's), end of year/period	2,569	470		1,606	192
Net Assets (000's)	$1,733	$455		$1,050	$187
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	4.29%	4.31	%(D)	4.26%	3.15	%(D)
Total Return (C)	-30.30%	-2.29%		-32.87%	-2.61%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	2040 Retirement Fund			2045 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.99		$0.96	$0.99
Unit value, end of year/period	$0.64	$0.96		$0.64	$0.96
Units outstanding (000's), beginning of year/period	110	—		63	—
Units Issued (000's)	1,355	115		1,581	71
Units Redeemed (000's)	(121)	(5)		(145)	(8)
Units Outstanding (000's), end of year/period	1,344	110		1,499	63
Net Assets (000's)	$866	$106		$960	$60
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	4.17%	3.95	%(E)	4.58%	4.06	%(E)
Total Return (C)	-33.09%	-2.76%		-33.24%	-2.87%
	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007		2006	2005(2)
Unit value, beginning of year/period	$1.24	$1.17		$1.10	$1.09
Unit value, end of year/period	$1.11	$1.24		$1.17	$1.10
Units outstanding (000's), beginning of year/period	3,478	2,291		1,748	—
Units Issued (000's)	2,916	2,119		1,712	2,195
Units Redeemed (000's)	(1,816)	(932)		(1,169)	(447)
Units Outstanding (000's), end of year/period	4,578	3,478		2,291	1,748
Net Assets (000's)	$5,089	$4,326		$2,692	$1,929
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	3.85%	4.58%		0.68%	3.16	%(D)
Total Return (C)	-10.64%	5.89%		6.42%	1.21%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(2)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.42	$1.34	$1.24	$1.20
Unit value, end of year/period	$1.13	$1.42	$1.34	$1.24
Units outstanding (000's), beginning of year/period	17,148	10,108	6,764	—
Units Issued (000's)	7,663	10,048	5,504	7,633
Units Redeemed (000's)	(6,238)	(3,008)	(2,160)	(869)
Units Outstanding (000's), end of year/period	18,573	17,148	10,108	6,764
Net Assets (000's)	$21,036	$24,356	$13,568	$8,356
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.04%	3.63%	21.71%	3.00	%(D)
Total Return (C)	-20.26%	5.82%	8.65%	2.95%
	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.59	$1.51	$1.36	$1.30
Unit value, end of year/period	$1.13	$1.59	$1.51	$1.36
Units outstanding (000's), beginning of year/period	14,757	9,166	6,122	—
Units Issued (000's)	6,669	8,345	5,421	6,801
Units Redeemed (000's)	(5,324)	(2,754)	(2,377)	(679)
Units Outstanding (000's), end of year/period	16,102	14,757	9,166	6,122
Net Assets (000's)	$18,236	$23,395	$13,841	$8,305
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.35%	2.96%	2.88%	2.15	%(D)
Total Return (C)	-28.56%	4.99%	11.31%	4.68%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	DWS
	Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$18.64	$17.98	$17.26	$17.30
Unit value, end of year/period	$15.43	$18.64	$17.98	$17.26
Units outstanding (000's), beginning of year/period	983	791	797	—
Units Issued (000's)	209	422	272	906
Units Redeemed (000's)	(316)	(230)	(278)	(109)
Units Outstanding (000's), end of year/period	876	983	791	797
Net Assets (000's)	$13,513	$18,325	$14,218	$13,750
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	5.58%	4.69%	3.78%	3.47	%(D)
Total Return (C)	-17.19%	3.65%	4.19%	-0.25%
	DWS
	Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$42.44	$37.89	$35.09	$32.74
Unit value, end of year/period	$28.30	$42.44	$37.89	$35.09
Units outstanding (000's), beginning of year/period	2,480	2,518	2,655	—
Units Issued (000's)	255	473	453	2,865
Units Redeemed (000's)	(564)	(511)	(590)	(210)
Units Outstanding (000's), end of year/period	2,171	2,480	2518	2,655
Net Assets (000's)	$61,455	$105,271	$95,389	$93,144
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.00%	0.62%	0.57%	0.98	%(D)
Total Return (C)	-33.32%	12.02%	7.98%	7.17%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	DWS
	International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$26.73		$23.45		$18.72		$16.12
Unit value, end of year/period	$13.77		$26.73		$23.45		$18.72
Units outstanding (000's), beginning of year/period	2,584		2,375		2,194		—
Units Issued (000's)	342		633		641		2,335
Units Redeemed (000's)	(641)		(424)		(460)		(141)
Units Outstanding (000's), end of year/period	2,285		2,584		2,375		2,194
Net Assets (000's)	$31,478		$69,076		$55,695		$41,069
Expense Ratio (A)	0.50%		0.50%		0.50%		0.50%
Investment Income Ratio (B)	1.38%		2.39%		1.84%		1.62	%(D)
Total Return (C)	-48.47%		14.01%		25.28%		16.12%
	American Century VP
	Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$27.81		$19.13		$16.36		$14.08
Unit value, end of year/period	$14.93		$27.81		$19.13		$16.36
Units outstanding (000's), beginning of year/period	3,144		1,927		1,883		—
Units Issued (000's)	885		2,124		1,151		2,102
Units Redeemed (000's)	(1,462)		(907)		(1,107)		(219)
Units Outstanding (000's), end of year/period	2,567		3,144		1,927		1,883
Net Assets (000's)	$38,322		$87,446		$36,863		$30,808
Expense Ratio (A)	0.25	%(E)	0.25	%(E)	0.25	%(E)	0.25	%(E)
Investment Income Ratio (B)	0.00%		0.00%		0.00%		0.00	%(D)
Total Return (C)	-46.32%		45.43%		16.92%		16.15%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century and Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Calvert
	Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$3.82		$3.74		$3.45		$3.33
Unit value, end of year/period	$2.61		$3.82		$3.74		$3.45
Units outstanding (000's), beginning of year/period	6,579		5,497		4,985		—
Units Issued (000's)	1,295		2,116		1,656		5,308
Units Redeemed (000's)	(1,557)		(1,034)		(1,144)		(323)
Units Outstanding (000's), end of year/period	6,317		6,579		5,497		4,985
Net Assets (000's)	$16,493		$25,137		$20,545		$17,215
Expense Ratio (A)	0.50%		0.50%		0.50%		0.50%
Investment Income Ratio (B)	2.54%		2.45%		2.37%		1.86	%(D)
Total Return (C)	-31.67%		2.24%		8.22%		3.77%
	Fidelity
	VIP Equity Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$48.99		$48.45		$40.47		$37.81
Unit value, end of year/period	$27.98		$48.99		$48.45		$40.47
Units outstanding (000's), beginning of year/period	2,057		1,914		1,641		—
Units Issued (000's)	322		641		607		1,796
Units Redeemed (000's)	(576)		(498)		(334)		(155)
Units Outstanding (000's), end of year/period	1,803		2,057		1,914		1,641
Net Assets (000's)	$50,447		$100,799		$92,705		$66,431
Expense Ratio (A)	0.40	%(E)	0.40	%(E)	0.40	%(E)	0.40	%(E)
Investment Income Ratio (B)	2.45%		1.75%		3.42%		1.61	%(D)
Total Return (C)	-42.88%		1.12%		19.71%		7.02%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century and Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Fidelity
	VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$51.46	$43.94	$39.49	$35.06
Unit value, end of year/period	$29.47	$51.46	$43.94	$39.49
Units outstanding (000's), beginning of year/period	4,137	3,589	3,462	—
Units Issued (000's)	714	1,286	1,016	3,679
Units Redeemed (000's)	(1,140)	(738)	(889)	(217)
Units Outstanding (000's), end of year/period	3,711	4,137	3,589	3,462
Net Assets (000's)	$109,355	$212,915	$157,724	$136,720
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	0.98%	0.98%	1.29%	0.27	%(D)
Total Return (C)	-42.74%	17.12%	11.27%	12.65%
	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$33.72	$29.31	$27.42	$26.32
Unit value, end of year/period	$23.94	$33.72	$29.31	$27.42
Units outstanding (000's), beginning of year/period	1,021	856	821	—
Units Issued (000's)	362	351	235	894
Units Redeemed (000's)	(353)	(186)	(200)	(73)
Units Outstanding (000's), end of year/period	1,030	1,021	856	821
Net Assets (000's)	$24,651	$34,422	$25,130	$22,523
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	2.77%	6.21%	2.65%	2.64	%(D)
Total Return (C)	-29.00%	15.04%	6.89%	4.16%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$45.30		$39.33		$35.04		$30.58
Unit value, end of year/period	$27.32		$45.30		$39.33		$35.04
Units outstanding (000's), beginning of year/period	564		307		133		—
Units Issued (000's)	218		381		304		148
Units Redeemed (000's)	(223)		(124)		(130)		(15)
Units Outstanding (000's), end of year/period	559		564		307		133
Net Assets (000's)	$15,273		$25,543		$12,094		$4,677
Expense Ratio (A)	0.40	%(E)	0.40	%(E)	0.40	%(E)	0.40	%(E)
Investment Income Ratio (B)	0.47%		0.95%		0.28%		0.00	%(D)
Total Return (C)	-39.68%		15.16%		12.25%		14.58%
	Vanguard
	Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$17.53		$16.95		$14.33		$13.98
Unit value, end of year/period	$11.14		$17.53		$16.95		$14.33
Units outstanding (000's), beginning of year/period	1,133		721		120		—
Units Issued (000's)	431		925		746		128
Units Redeemed (000's)	(421)		(513)		(145)		(8)
Units Outstanding (000's), end of year/period	1,143		1,133		721		120
Net Assets (000's)	$12,735		$19,869		$12,221		$1,718
Expense Ratio (A)	0.50%		0.50%		0.50%		0.50%
Investment Income Ratio (B)	2.82%		1.58%		0.88%		0.00	%(D)
Total Return (C)	-36.46%		3.41%		18.28%		2.53%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Vanguard
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.53	$21.85	$17.33	$14.78
Unit value, end of year/period	$13.99	$25.53	$21.85	$17.33
Units outstanding (000's), beginning of year/period	1,450	669	110	—
Units Issued (000's)	672	1,060	641	112
Units Redeemed (000's)	(479)	(279)	(82)	(2)
Units Outstanding (000's), end of year/period	1,643	1,450	669	110
Net Assets (000's)	$22,922	$37,020	$14,615	$1,902
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.41%	1.44%	0.75%	0.00	%(D)
Total Return (C)	-45.19%	16.82%	26.11%	17.23%
	Oppenheimer
	Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.84	$24.87	$21.73	$20.46
Unit value, end of year/period	$15.82	$25.84	$24.87	$21.73
Units outstanding (000's), beginning of year/period	180	100	25	—
Units Issued (000's)	96	150	103	30
Units Redeemed (000's)	(82)	(70)	(28)	(5)
Units Outstanding (000's), end of year/period	194	180	100	25
Net Assets (000's)	$3,063	$4,651	$2,493	$548
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.39%	0.95%	0.69%	0.00	%(D)
Total Return (C)	-38.78%	3.90%	14.45%	6.23%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.55	$2.45	$2.36	$2.31	$2.30
Unit value, end of year	$2.59	$2.55	$2.45	$2.36	$2.31
Units outstanding (000's), beginning of year	30,862	23,613	17,051	23,380	24,188
Units Issued (000's)	18,587	26,037	19,075	10,464	10,032
Units Redeemed (000's)	(17,820)	(18,788)	(12,513)	(16,793)	(10,840)
Units Outstanding (000's), end of year	31,629	30,862	23,613	17,051	23,380
Net Assets (000's)	$81,785	$78,681	$57,837	$40,176	$53,980
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	2.84%	5.09%	4.37%	2.16%	1.06%
Total Return (C)	1.42%	4.09%	3.95%	2.05%	0.40%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$10.26	$9.93	$8.66	$8.42	$7.85
Unit value, end of year	$6.56	$10.26	$9.93	$8.66	$8.42
Units outstanding (000's), beginning of year	18,638	22,177	25,210	39,898	42,508
Units Issued (000's)	2,205	2,224	2,947	4,381	22,655
Units Redeemed (000's)	(4,125)	(5,763)	(5,980)	(19,069)	(25,265)
Units Outstanding (000's), end of year	16,718	18,638	22,177	25,210	39,898
Net Assets (000's)	$109,667	$191,237	$220,192	$218,226	$335,998
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.29%	1.36%	1.41%	0.35%	1.21%
Total Return (C)	-36.06%	3.33%	14.71%	2.79%	7.27%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$3.57	$3.42	$2.99	$2.88	$2.62
Unit value, end of year	$2.23	$3.57	$3.42	$2.99	$2.88
Units outstanding (000's), beginning of year	68,522	77,744	83,203	123,672	122,328
Units Issued (000's)	14,120	13,944	16,565	29,800	116,746
Units Redeemed (000's)	(16,871)	(23,166)	(22,024)	(70,269)	(115,402)
Units Outstanding (000's), end of year	65,771	68,522	77,744	83,203	123,672
Net Assets (000's)	$146,452	$244,680	$266,254	$248,732	$355,954
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.62%	1.78%	1.87%	1.54%	1.84%
Total Return (C)	-37.64%	4.27%	14.56%	3.87%	9.69%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.11	$1.98	$1.82	$1.63	$1.41
Unit value, end of year	$1.33	$2.11	$1.98	$1.82	$1.63
Units outstanding (000's), beginning of year	70,944	77,066	92,517	113,661	91,187
Units Issued (000's)	17,357	27,766	26,329	56,846	112,429
Units Redeemed (000's)	(22,847)	(33,888)	(41,780)	(77,990)	(89,955)
Units Outstanding (000's), end of year	65,454	70,944	77,066	92,517	113,661
Net Assets (000's)	$87,354	$150,015	$152,645	$167,921	$185,047
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.25%	1.48%	1.41%	1.39%	1.09%
Total Return (C)	-36.89%	6.77%	9.12%	11.48%	15.23%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

Investment Company Mid Cap Value Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.22	$1.22	$1.06	$1.00
Unit value, end of year/period	$0.82	$1.22	$1.22	$1.06
Units outstanding (000's), beginning of year/period	10,362	8,145	1,641	—
Units Issued (000's)	5,293	13,679	11,101	2,938
Units Redeemed (000's)	(4,087)	(11,462)	(4,597)	(1,297)
Units Outstanding (000's), end of year/period	11,568	10,362	8,145	1,641
Net Assets (000's)	$9,440	$12,667	$9,959	$1,746
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.85%	1.18%	2.27%	0.77	%(D)
Total Return (C)	-33.24%	-0.03%	14.89%	6.43%
Investment Company Small Cap Growth Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.24	$1.20	$1.05	$1.00
Unit value, end of year/period	$0.81	$1.24	$1.20	$1.05
Units outstanding (000's), beginning of year/period	74,886	84,420	2,252	—
Units Issued (000's)	15,279	18,109	102,375	(E)	3,946
Units Redeemed (000's)	(17,592)	(27,643)	(20,207)	(1,694)
Units Outstanding (000's), end of year/period	72,573	74,886	84,420	2,252
Net Assets (000's)	$58,682	$93,100	$101,154	$2,365
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00	%(D)
Total Return (C)	-34.96%	3.73%	14.11%	5.03%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 79,345,334 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$1.19	$1.25	$1.07		$1.00
Unit value, end of year/period	$0.85	$1.19	$1.25		$1.07
Units outstanding (000's), beginning of year/period	73,367	87,617	3,011		—
Units Issued (000's)	13,647	18,376	101,009	(E)	5,569
Units Redeemed (000's)	(17,473)	(32,626)	(16,403)		(2,558)
Units Outstanding (000's), end of year/period	69,541	73,367	87,617		3,011
Net Assets (000's)	$59,190	$87,227	$109,455		$3,225
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%
Investment Income Ratio (B)	1.15%	0.94%	1.81%		0.66	%(D)
Total Return (C)	-28.41%	-4.85%	16.63%		7.13%

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$6.41	$6.06	$5.52	$5.51	$5.23
Unit value, end of year	$4.92	$6.41	$6.06	$5.52	$5.51
Units outstanding (000's), beginning of year	19,977	23,215	26,925	41,312	43,988
Units Issued (000's)	2,125	2,159	2,469	3,078	4,927
Units Redeemed (000's)	(3,912)	(5,397)	(6,179)	(17,465)	(7,603)
Units Outstanding (000's), end of year	18,190	19,977	23,215	26,925	41,312
Net Assets (000's)	$89,489	$127,980	$140,666	$148,585	$227,813
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.99%	2.81%	2.59%	2.47%	2.45%
Total Return (C)	-23.21%	5.72%	9.81%	0.07%	5.40%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 74,029,264 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

Investment Company Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$4.55	$4.34	$4.18	$4.14	$3.99
Unit value, end of year	$4.43	$4.55	$4.34	$4.18	$4.14
Units outstanding (000's), beginning of year	15,158	14,873	15,921	23,114	22,484
Units Issued (000's)	5,348	4,767	3,753	5,399	10,135
Units Redeemed (000's)	(4,644)	(4,482)	(4,801)	(12,592)	(9,505)
Units Outstanding (000's), end of year	15,862	15,158	14,873	15,921	23,114
Net Assets (000's)	$70,344	$69,036	$64,549	$66,533	$95,743
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.13%	5.22%	4.71%	4.31%	4.51%
Total Return (C)	-2.63%	4.94%	3.85%	0.89%	3.68%
Investment Company Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.85	$1.74	$1.69	$1.69	$1.67
Unit value, end of year	$1.87	$1.85	$1.74	$1.69	$1.69
Units outstanding (000's), beginning of year	21,789	23,736	18,086	25,887	30,102
Units Issued (000's)	24,245	5,989	12,839	(D)	5,875	11,988
Units Redeemed (000's)	(14,339)	(7,936)	(7,189)	(13,676)	(16,203)
Units Outstanding (000's), end of year	31,695	21,789	23,736	18,086	25,887
Net Assets (000's)	$59,231	$40,346	$41,363	$30,517	$43,729
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.23%	4.11%	3.83%	3.20%	3.11%
Total Return (C)	0.92%	6.25%	3.28%	-0.11%	1.36%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 8,017,584 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.23	$1.17	$1.10	$1.09	$1.05
Unit value, end of year	$1.10	$1.23	$1.17	$1.10	$1.09
Units outstanding (000's), beginning of year	7,721	5,517	5,902	5,808	2,009
Units Issued (000's)	6,640	4,884	3,242	4,769	9,554
Units Redeemed (000's)	(4,741)	(2,680)	(3,627)	(4,675)	(5,755)
Units Outstanding (000's), end of year	9,620	7,721	5,517	5,902	5,808
Net Assets (000's)	$10,544	$9,508	$6,441	$6,501	$6,311
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.85%	4.58%	0.68%	3.16%	4.58%
Total Return (C)	-11.00%	5.47%	6.00%	1.38%	3.75%
	Investment Company Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.41	$1.33	$1.23	$1.19	$1.11
Unit value, end of year	$1.12	$1.41	$1.33	$1.23	$1.19
Units outstanding (000's), beginning of year	35,240	31,037	26,143	23,490	9,849
Units Issued (000's)	15,482	17,053	13,434	17,568	41,380
Units Redeemed (000's)	(12,378)	(12,850)	(8,540)	(14,915)	(27,739)
Units Outstanding (000's), end of year	38,344	35,240	31,037	26,143	23,490
Net Assets (000's)	$42,827	$49,554	$41,408	$32,230	$28,005
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.04%	3.63%	21.71%	3.00%	3.84%
Total Return (C)	-20.57%	5.40%	8.22%	3.41%	7.30%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.57	$1.50	$1.35	$1.29	$1.19
Unit value, end of year	$1.12	$1.57	$1.50	$1.35	$1.29
Units outstanding (000's), beginning of year	29,353	23,483	17,772	15,564	6,511
Units Issued (000's)	13,055	15,955	12,227	14,417	20,170
Units Redeemed (000's)	(8,471)	(10,085)	(6,516)	(12,209)	(11,117)
Units Outstanding (000's), end of year	33,937	29,353	23,483	17,772	15,564
Net Assets (000's)	$37,902	$46,071	$35,246	$24,060	$20,100
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.35%	2.96%	2.88%	2.15%	2.95%
Total Return (C)	-28.84%	4.57%	10.87%	4.83%	8.89%

	Investment Company
	International Fund			Retirement Income Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.97	$1.00		$1.00	$1.00
Unit value, end of year/period	$0.58	$0.97		$0.90	$1.00
Units outstanding (000's), beginning of year/period	197	—		530	—
Units Issued (000's)	2,226	202		2,906	591
Units Redeemed (000's)	(425)	(5)		(1,441)	(61)
Units Outstanding (000's), end of year/period	1,998	197		1,995	530
Net Assets (000's)	$1,151	$191		$1,786	$530
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.43%	3.27	%(D)	4.88%	6.71	%(D)
Total Return (C)	-40.60%	-3.06%		-10.42%	-0.07%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	2010 Retirement Fund			2015 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.98	$0.99		$0.97	$0.98
Unit value, end of year/period	$0.80	$0.98		$0.76	$0.97
Units outstanding (000's), beginning of year/period	449	—		2,117	—
Units Issued (000's)	4,971	822		13,253	2,306
Units Redeemed (000's)	(926)	(373)		(3,185)	(189)
Units Outstanding (000's), end of year/period	4,494	449		12,185	2,117
Net Assets (000's)	$3,601	$440		$9,242	$2,051
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	5.80%	3.99	%(D)	4.77%	3.99	%(D)
Total Return (C)	-18.19%	-0.82%		-21.72%	-1.31%
	Investment Company
	2020 Retirement Fund			2025 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.97		$0.97	$0.99
Unit value, end of year/period	$0.71	$0.96		$0.69	$0.97
Units outstanding (000's), beginning of year/period	2,143	—		651	—
Units Issued (000's)	11,880	2,263		8,516	660
Units Redeemed (000's)	(2,300)	(120)		(1,004)	(9)
Units Outstanding (000's), end of year/period	11,723	2,143		8,163	651
Net Assets (000's)	$8,369	$2,053		$5,600	$628
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.68%	4.67	%(D)	5.00%	3.78	%(D)
Total Return (C)	-25.48%	-1.68%		-28.96%	-2.09%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	2030 Retirement Fund			2035 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.97	$0.99		$0.97	$1.00
Unit value, end of year/period	$0.67	$0.97		$0.65	$0.97
Units outstanding (000's), beginning of year/period	740	—		344	—
Units Issued (000's)	6,413	816		4,788	379
Units Redeemed (000's)	(501)	(76)		(488)	(35)
Units Outstanding (000's), end of year/period	6,652	740		4,644	344
Net Assets (000's)	$4,468	$716		$3,022	$334
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.29%	4.31	%(D)	4.26%	3.15	%(D)
Total Return (C)	-30.58%	-2.35%		-33.13%	-2.67%
	Investment Company
	2040 Retirement Fund			2045 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.99		$0.96	$0.99
Unit value, end of year/period	$0.64	$0.96		$0.64	$0.96
Units outstanding (000's), beginning of year/period	323	—		236	—
Units Issued (000's)	4,090	336		4,187	275
Units Redeemed (000's)	(435)	(13)		(361)	(39)
Units Outstanding (000's), end of year/period	3,978	323		4,062	236
Net Assets (000's)	$2,550	$311		$2,590	$226
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.17%	3.95	%(D)	4.58%	4.06	%(D)
Total Return (C)	-33.35%	-2.82%		-33.50%	-2.93%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$18.45	$17.87	$17.22	$16.94	$16.22
Unit value, end of year	$15.22	$18.45	$17.87	$17.22	$16.94
Units outstanding (000's), beginning of year	1,533	1,648	1,873	2,634	2,539
Units Issued (000's)	389	416	442	902	1,124
Units Redeemed (000's)	(441)	(531)	(667)	(1,663)	(1,029)
Units Outstanding (000's), end of year	1,481	1,533	1,648	1,873	2,634
Net Assets (000's)	$22,536	$28,278	$29,458	$32,261	$44,626
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.58%	4.69%	3.78%	3.47%	3.74%
Total Return (C)	-17.52%	3.23%	3.77%	1.68%	4.43%
	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$42.02	$37.66	$35.02	$32.43	$30.30
Unit value, end of year	$27.91	$42.02	$37.66	$35.02	$32.43
Units outstanding (000's), beginning of year	4,226	5,086	6,056	9,381	10,133
Units Issued (000's)	535	467	620	1,016	1,667
Units Redeemed (000's)	(805)	(1,327)	(1,590)	(4,341)	(2,419)
Units Outstanding (000's), end of year	3,956	4,226	5,086	6,056	9,381
Net Assets (000's)	$110,403	$177,582	$191,573	$212,076	$304,222
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.00%	0.62%	0.57%	0.98%	0.55%
Total Return (C)	-33.58%	11.57%	7.56%	7.98%	7.02%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$26.47	$23.31	$18.68	$16.23	$14.05
Unit value, end of year	$13.58	$26.47	$23.31	$18.68	$16.23
Units outstanding (000's), beginning of year	4,449	4,862	4,923	7,135	7,014
Units Issued (000's)	693	858	1,143	1,377	1,731
Units Redeemed (000's)	(1,054)	(1,271)	(1,204)	(3,589)	(1,610)
Units Outstanding (000's), end of year	4,088	4,449	4,862	4,923	7,135
Net Assets (000's)	$55,525	$117,763	$113,310	$91,968	$115,763
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.38%	2.39%	1.84%	1.62%	1.29%
Total Return (C)	-48.68%	13.55%	24.78%	15.13%	15.48%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$27.54	$19.01	$16.32	$13.46	$12.59
Unit value, end of year	$14.72	$27.54	$19.01	$16.32	$13.46
Units outstanding (000's), beginning of year	6,052	3,985	4,611	4,831	5,419
Units Issued (000's)	1,997	4,898	2,816	3,195	1,886
Units Redeemed (000's)	(2,796)	(2,831)	(3,442)	(3,415)	(2,474)
Units Outstanding (000's), end of year	5,253	6,052	3,985	4,611	4,831
Net Assets (000's)	$77,335	$166,652	$75,750	$75,273	$65,033
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Return (C)	-46.53%	44.85%	16.46%	21.27%	6.88%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$3.78	$3.71	$3.45	$3.29	$3.07
Unit value, end of year	$2.57	$3.78	$3.71	$3.45	$3.29
Units outstanding (000's), beginning of year	16,324	17,358	17,631	21,476	19,878
Units Issued (000's)	2,896	3,028	3,529	4,808	5,036
Units Redeemed (000's)	(3,261)	(4,062)	(3,802)	(8,653)	(3,438)
Units Outstanding (000's), end of year	15,959	16,324	17,358	17,631	21,476
Net Assets (000's)	$41,087	$61,749	$64,484	$60,759	$70,690
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.54%	2.45%	2.37%	1.86%	1.78%
Total Return (C)	-31.94%	1.83%	7.79%	4.70%	7.28%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$48.50	$48.16	$40.39	$38.46	$34.76
Unit value, end of year	$27.59	$48.50	$48.16	$40.39	$38.46
Units outstanding (000's), beginning of year	3,514	4,162	3,800	5,557	5,113
Units Issued (000's)	672	840	1,392	1,103	1,886
Units Redeemed (000's)	(960)	(1,488)	(1,030)	(2,860)	(1,442)
Units Outstanding (000's), end of year	3,226	3,514	4,162	3,800	5,557
Net Assets (000's)	$89,012	$170,433	$200,453	$153,457	$213,695
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.45%	1.75%	3.42%	1.61%	1.48%
Total Return (C)	-43.11%	0.72%	19.24%	5.02%	10.64%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$50.95	$43.68	$39.41	$33.97	$29.66
Unit value, end of year	$29.06	$50.95	$43.68	$39.41	$33.97
Units outstanding (000's), beginning of year	7,826	8,202	8,758	10,971	9,496
Units Issued (000's)	1,669	1,916	2,155	3,441	6,111
Units Redeemed (000's)	(1,944)	(2,292)	(2,711)	(5,654)	(4,636)
Units Outstanding (000's), end of year	7,551	7,826	8,202	8,758	10,971
Net Assets (000's)	$219,398	$398,753	$358,246	$345,172	$372,753
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.98%	0.98%	1.29%	0.27%	0.32%
Total Return (C)	-42.97%	16.65%	10.83%	16.01%	14.55%
	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$33.38	$29.13	$27.37	$26.51	$25.34
Unit value, end of year	$23.60	$33.38	$29.13	$27.37	$26.51
Units outstanding (000's), beginning of year	1,884	1,929	2,001	2,840	2,739
Units Issued (000's)	935	477	435	547	709
Units Redeemed (000's)	(663)	(522)	(507)	(1,386)	(608)
Units Outstanding (000's), end of year	2,156	1,884	1,929	2,001	2,840
Net Assets (000's)	$50,886	$62,896	$56,159	$54,764	$75,306
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.77%	6.21%	2.65%	2.64%	2.62%
Total Return (C)	-29.29%	14.58%	6.46%	3.21%	4.63%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$44.84		$39.10		$34.97		$30.58
Unit value, end of year/period	$26.94		$44.84		$39.10		$34.97
Units outstanding (000's), beginning of year/period	1,239		789		414		—
Units Issued (000's)	504		876		1,017		517
Units Redeemed (000's)	(456)		(426)		(642)		(103)
Units Outstanding (000's), end of year/period	1,287		1,239		789		414
Net Assets (000's)	$34,685		$55,555		$30,860		$14,480
Expense Ratio (A)	0.80	%(E)	0.80	%(E)	0.80	%(E)	0.80	%(E)
Investment Income Ratio (B)	0.47%		0.95%		0.28%		0.00	%(D)
Total Return (C)	-39.93%		14.70%		11.80%		14.35%
	Vanguard
	Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$17.36		$16.85		$14.31		$13.98
Unit value, end of year/period	$10.98		$17.36		$16.85		$14.31
Units outstanding (000's), beginning of year/period	2,477		2,229		356		—
Units Issued (000's)	962		1,984		2,533		485
Units Redeemed (000's)	(1,041)		(1,736)		(660)		(129)
Units Outstanding (000's), end of year/period	2,398		2,477		2,229		356
Net Assets (000's)	$26,345		$42,997		$37,556		$5,094
Expense Ratio (A)	0.90%		0.90%		0.90%		0.90%
Investment Income Ratio (B)	2.82%		1.58%		0.88%		0.00	%(D)
Total Return (C)	-36.72%		3.00%		17.81%		2.33%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Vanguard
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.27	$21.72	$17.29	$14.78
Unit value, end of year/period	$13.80	$25.27	$21.72	$17.29
Units outstanding (000's), beginning of year/period	3,084	1,834	431	—
Units Issued (000's)	1,498	2,234	1,821	487
Units Redeemed (000's)	(1,136)	(984)	(418)	(56)
Units Outstanding (000's), end of year/period	3,446	3,084	1,834	431
Net Assets (000's)	$47,544	$77,952	$39,841	$7,447
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.41%	1.44%	0.75%	0.00	%(D)
Total Return (C)	-45.41%	16.35%	25.61%	16.99%
	Oppenheimer
	Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.59	$24.73	$21.69	$20.46
Unit value, end of year/period	$15.60	$25.59	$24.73	$21.69
Units outstanding (000's), beginning of year/period	271	243	65	—
Units Issued (000's)	173	195	260	104
Units Redeemed (000's)	(119)	(167)	(82)	(39)
Units Outstanding (000's), end of year/period	325	271	243	65
Net Assets (000's)	$5,071	$6,938	$6,000	$1,406
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.39%	0.95%	0.69%	0.00	%(D)
Total Return (C)	-39.02%	3.48%	13.99%	6.02%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2008, 2007 and 2006

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three year period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, or the results of their operations or their cash flows for each of the years in the three year period ended December 31, 2008.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
March 19, 2009

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2008 and 2007

	2008	2007
ASSETS
General account assets
Bonds and notes	$6,010,073,048	$5,514,712,662
Common stocks	53,255,112	325,383,364
Preferred stocks	7,163,291	7,163,291
Cash and short-term investments	89,874,695	66,065,250
Guaranteed funds transferable	46,676,405	51,774,996
Mortgage loans	2,676,742	3,075,715
Real estate	267,563,699	275,379,579
Policy loans	92,496,028	102,131,750
Investment income accrued	76,513,942	64,443,572
Deferred federal income taxes	24,639,542	13,698,384
Other assets	19,142,301	17,466,112
Total general account assets	6,690,074,805	6,441,294,675
Separate account assets	4,284,289,479	6,579,989,606
TOTAL ASSETS	$10,974,364,284	$13,021,284,281
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,704,795,487	$5,331,500,245
Other contract holders liabilities and reserves	12,556,126	8,409,051
Interest maintenance reserve	79,058,951	82,413,954
Other liabilities	80,278,410	102,944,018
Total general account liabilities before asset valuation reserve	5,876,688,974	5,525,267,268
Separate account reserves and other liabilities	4,284,289,479	6,579,989,606
Total liabilities before asset valuation reserve	10,160,978,453	12,105,256,874
Asset valuation reserve	29,445,664	84,517,716
Total liabilities	10,190,424,117	12,189,774,590
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	782,790,167	830,359,691
Total surplus	783,940,167	831,509,691
TOTAL LIABILITIES AND SURPLUS	$10,974,364,284	$13,021,284,281

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
INCOME
Premium and annuity considerations	$1,356,003,969	$1,388,429,818	$1,267,341,384
Life and disability insurance premiums	15,313,823	16,939,229	17,442,717
Total considerations and premiums	1,371,317,792	1,405,369,047	1,284,784,101
Separate account investment and administrative fees	44,110,224	50,479,843	45,150,817
Net investment income	353,796,813	350,264,388	367,625,786
Other, net	3,657,060	4,121,750	4,298,318
Total income	1,772,881,889	1,810,235,028	1,701,859,022
DEDUCTIONS
Change in insurance and annuity reserves	178,985,305	184,126,912	95,459,771
Annuity and surrender benefits	1,379,821,522	1,431,164,803	1,391,263,161
Death and disability benefits	13,170,245	12,811,980	12,069,162
Operating expenses	198,164,029	196,653,808	188,642,245
Total deductions	1,770,141,101	1,824,757,503	1,687,434,339
Net gain (loss) before dividends	2,740,788	(14,522,475)	14,424,683
Dividends to contractholders and policyholders	(1,111,226)	(1,310,925)	(202,507)
Net gain (loss) from operations	1,629,562	(15,833,400)	14,222,176
Federal income tax benefit (expense)	175,307	1,298,641	(284,673)
Net realized capital (losses) gains	(55,287,210)	22,069,673	3,221,587
Net (loss) income	(53,482,341)	7,534,914	17,159,090
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	55,072,052	10,061,979	(18,823,645)
Unrealized capital (losses) gains, net	(23,085,737)	(14,768,472)	29,230,913
Non-admitted assets and other, net	(17,443,820)	11,503,665	(7,614,061)
Net deferred income tax asset	10,858,322	5,255,250	(7,007,630)
Reserve valuation basis	—	(15,900)	(2,834,816)
Minimum pension liability	(19,488,000)	—	—
Net change in surplus	(47,569,524)	19,571,436	10,109,851
SURPLUS
Beginning of year	831,509,691	811,938,255	801,828,404
End of year	$783,940,167	$831,509,691	$811,938,255

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,371,962,195	$1,404,842,627	$1,288,295,823
Net investment income	290,956,017	301,076,274	305,633,464
Separate account investment and administrative fees	48,912,382	54,400,315	46,828,146
Benefit payments	(1,418,679,901)	(1,476,687,659)	(1,439,729,961)
Net transfers from (to) separate accounts	237,048,046	(67,386,237)	4,871,958
Investment and operating expenses paid	(213,788,795)	(197,366,380)	(179,111,987)
Dividends paid to policyholders	(1,246,309)	(336,977)	(91,613)
Net cash from operations	315,163,635	18,541,963	26,695,830
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	2,778,612,997	1,619,533,733	1,143,390,971
Common stock	280,256,346	302,576,844	142,073,862
Mortgage loans	398,973	367,437	338,373
Other invested assets	5,098,591	6,167,490	10,649,394
Other	2,143,676	(6,923,390)	1,000,815
Total	3,066,510,583	1,921,722,114	1,297,453,415
Cost of investments acquired:
Bonds	(3,260,008,048)	(1,732,575,972)	(955,243,573)
Common stock	(44,067,307)	(189,319,590)	(146,740,728)
Real estate	(1,615,952)	(415,396)	(6,966,416)
Other	100,005	228,655	38,463
Total	(3,305,591,302)	(1,922,082,303)	(1,108,912,254)
Net change in policy loans	9,631,383	(3,982,594)	(2,384,070)
Net cash from investments	(229,449,336)	(4,342,783)	186,157,091
CASH FLOWS FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(46,935,552)	(67,663,046)	(138,885,389)
Other cash applied	(14,969,302)	6,301,150	16,930,994
Net cash applied from financing and others sources	(61,904,854)	(61,361,896)	(121,954,395)
Net change in cash, cash equivalents and short-term investments	23,809,445	(47,162,716)	90,898,526
CASH, CASH EQUIVALENTS AND SHORT TERM INVESTMENTS:
Beginning of year	66,065,250	113,227,966	22,329,440
End of year	$89,874,695	$66,065,250	$113,227,966

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2008, are reflected in the accompanying consolidated statutory financial statements.

In 2008, legislative changes were enacted by the state of New York that eliminated the differing accounting treatment for certain EDP software and hardware and the recognition of due and unpaid interest on securities in default between Codification and Regulation No. 172. As of December 31, 2008, Regulation No. 172 has not been amended and reissued to reflect these changes. As such, these changes are not reflected in the accompanying consolidated statutory financial statements. Adoption of these provisions would not have a material effect on the reported amounts of total assets and statutory surplus in the accompanying financial statements. It is expected that Regulation No. 172 will be amended early in 2009 to reflect these changes.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments with maturities of one month or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted prices provided by the NAIC when available. If NAIC market prices are unavailable, quoted market prices provided by an independent pricing organization are used. If quoted market prices are unavailable or based upon an inactive market, fair value is estimated using internal valuation models and techniques or fair value is based upon quoted market prices for comparable investments. There were no bonds at December 31, 2008 where a quoted market price was unavailable. Bonds, where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost, are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair market value that is less than 80% of its cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the undiscounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If an impairment is determined to be other than temporary, a direct write down is recorded as a realized capital loss and a new cost basis for the bond is established.

Common and Preferred Stocks — At December 31, 2008 and 2007, common stocks include $47.5 million, and $73.7 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2008 and 2007 amounts also include $1.9 million invested in an actively managed Mid-Cap Growth equity portfolio and $247.5 million invested in Mid-Cap and Large-Cap equity securities, respectively. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost.

Losses that are considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of its cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other than temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America. At December 31, 2006, a $1.5 million unrealized loss was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2008 and 2007.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2008, 2007 and 2006.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $123.4 million $114.9 and $106.3 million at December 31, 2008, 2007 and 2006, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2008, the Company recognized a $1.6 million loss on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the policy loans were unsuccessful.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at December 31, 2008 and $1.0 billion at December 31, 2007, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates which, during 2008 and 2007, averaged 3.23% and 3.96% respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $4.3 billion and $3.9 billion at December 31, 2008 and 2007, respectively are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.3 billion at December 31, 2008 and 2007, are accumulated at various guaranteed interest rates, which, during 2008 and 2007 averaged 7.35% and 7.09% respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR"), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2008, 2007 and 2006, such charges were equal to approximately .81%, .77%, and .79%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $4.3 billion and $6.6 at December 31, 2008 and 2007, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2007 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2008 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2008 and 2007 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Market
December 31, 2008 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,310.8	$49.1	$20.8	$2,339.1
Commercial mortgage-backed securities	9.9	—	.2	9.7
Other asset-backed securities	22.7	.1	2.7	20.1
Total	$2,343.4	$49.2	$23.7	$2,368.9
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	391.9	16.8	—	408.7
Obligations of states and political subdivisions	18.7	—	5.8	12.9
Debt securities issued by foreign governments	33.3	4.8	.1	38.0
Corporate securities	3,278.7	35.8	281.9	3,032.6
Total	$6,066.0	$106.6	$311.5	$5,861.1
	Statement	Gross Unrealized		Market
December 31, 2007 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage-and asset-backed securities:
Residential mortgage-backed securities	$2,343.5	$20.0	$17.3	$2,346.2
Commercial mortgage-backed securities	16.3	.4	—	16.7
Other asset-backed securities	22.6	—	.3	22.3
Total	$2,382.4	$20.4	$17.6	$2,385.2
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	280.4	4.8	.6	284.6
Obligations of states and political subdivisions	17.5	2.8	—	20.3
Debt securities issued by foreign governments	36.7	2.6	—	39.3
Corporate securities	2,844.1	37.3	41.1	2,840.3
Total	$5,561.1	$67.9	$59.3	$5,569.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. The Company does have investments in publicly traded bonds and common stock of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2008, the book value and market value of the Company's bond investments in financial institutions totaled $211.1 million and $188.8 million, respectively. At December 31, 2007, the book value and market value of the Company's bond investments in financial institutions totaled $257.3 million and $244.8 million, respectively. At December 31, 2007, the book value and market value of the Company's common stock investments in financial institutions that may have exposure to subprime mortgage loans totaled $18.3 million and $14.9 million, respectively. At December 31, 2008, the Company had no investments in common stock of financial institutions.

Short-term fixed maturity securities with a statement value and NAIC market value of $56.0 million and $46.4 million at December 31, 2008 and 2007, respectively, are included in the above tables. At both December 31, 2008 and 2007, the Company had $3.3 million (both par value $3.3 million, respectively) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Unrealized Gains and Losses

At December 31, 2008, 2007 and 2006, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2008	2007	Change	2007	2006	Change
Equity securities (common and preferred stock)	$(12.8)	$9.7	$(22.5)	$9.7	$24.5	$(14.8)
Bonds and notes	(.6)	—	(.6)	—	—	—
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Net unrealized (depreciation) appreciation	$(14.9)	$8.2	$(23.1)	$8.2	$23.0	$(14.8)

The unrealized depreciation related to the Company's bonds and equity securities increased by $23.1 million and $14.8 million during 2008 and 2007, respectively, as shown above. The net unrealized depreciation of $13.4 million related to bonds and equity securities at December 31, 2008 consists of $.1 million of gross unrealized gains and $13.5 million of gross unrealized losses, of which $1.5 million of the unrealized losses are greater than twelve months old. The net unrealized appreciation of $9.7 million related to equity securities at December 31, 2007 consisted of $32.2 million of gross unrealized gains and $22.5 million of gross unrealized losses, of which $8.6 million of the unrealized losses were greater than 12 months old.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2008 and 2007, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, the majority of the gross unrealized losses as of December 31, 2008, related to corporate securities. These unrealized losses arise primarily from a substantial decline in the level of U.S. Treasury interest rates during 2008 and to the significant widening of credit spreads (relative to U.S. Treasury securities) to historical highs during the last six months of 2008 in response to a near collapse of the global credit markets, and are not due to fundamental credit problems that exist with the specific issuers held in this portfolio. Of the $139.6 million of unrealized losses at December 31, 2008, related to bonds that were in a continuous loss position for 12 months or

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

greater, approximately $90.0 million of that amount arose during the last six months of the year as credit spreads widened to historical highs and virtually all of the $171.9 million of unrealized losses in a continuous loss position for 12 months or less arose during the last six months of 2008. These unrealized losses are interest related and considered to be temporary given the significant and highly unusual widening of credit spreads and the Company's expectation that it will not need to sell these bonds prior to a recovery in value. The tables that follow exclude $3.5 billion and $3.1 billion at December 31, 2008 and 2007, respectively, of market value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2008 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$111.8	$3.8	21	$205.5	$17.0	14
Commercial mortgage-backed securities	9.7	0.2	2	—	—	—
Other asset-backed securities	8.3	0.4	5	10.5	2.3	4
Total	$129.8	$4.4	28	$216.0	$19.3	18
Obligations of states and political subdivisions	12.8	5.8	4	1.5	—	3
Debt securities issued by foreign governments	2.5	.1	2	—	—	—
Corporate securities	1,271.6	161.6	183	674.6	120.3	62
Total	$1,416.7	$171.9	217	$892.1	$139.6	83
	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2007 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$153.6	$0.4	13	$838.6	$16.9	106
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	5.8	—	—	14.8	0.3	4
Total	$159.4	$0.4	13	$853.4	$17.2	110
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	—	—	—	46.1	.6	6
Corporate securities	455.4	14.5	26	927.7	26.6	82
Total	$614.8	$14.9	39	$1,827.2	$44.4	198

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2008, 2007 and 2006 were as follows:

December 31 (in millions)	2008	2007	2006
Bonds and notes	$(40.8)	$—	$.1
Equity securities (common and preferred stock)	(12.9)	22.1	6.6
Policy loans	(1.6)	—	—
Other invested assets	—	—	(3.5)
Net realized capital gains (losses)	$(55.3)	$22.1	$3.2

The $40.8 million of realized capital losses related to bonds and notes shown above consist entirely of other than temporary impairment losses recognized on three bonds that had a book value, prior to these write-downs, of $49.6 million. Such write-downs adjust the book value of these bonds to their current fair value as of December 31, 2008. The issuers of two of these bonds have filed for bankruptcy protection and are pursuing a plan of reorganization. A prolonged recession during 2009 and beyond, future downgrades of issuer credit ratings and other factors could lead to further declines in the fair value of the Company's bond portfolio and further other than temporary impairment losses may be incurred in the future.

The $12.9 million of net realized capital losses related to equity securities includes approximately $5.3 million of net realized capital gains arising from the Company's decision to dispose of virtually all of the General Account's actively managed Large Cap and Mid-Cap equity securities in April 2008, and $5.2 million of net capital losses that were recognized as a result of normal equity portfolio trading activity prior to their sale. Also included in this amount is a $13.0 million other than temporary impairment loss that was recognized during the fourth quarter of 2008 on the General Account's seed money investment in a sponsored mutual fund that invests primarily in the S&P 500 Index. This other than temporary impairment loss had previously been recognized in surplus as an unrealized loss since this equity investment is recorded at market value.

The $22.1 million of realized capital gains in 2007 related to equity securities includes approximately $1.2 million of gain related to the sale of a portion of the General Account's seed money investment in several sponsored mutual funds and $22.7 million of gain related to its actively managed Large Cap and Mid-Cap portfolios. The 2007 net realized capital gain amount for equity securities also includes $1.8 million of other than temporary impairment losses related to the Company's investments in certain Large Cap and Mid-Cap securities and one of its seed money investments in a sponsored mutual fund.

The $6.6 million of realized capital gains in 2006 related to equity securities includes approximately $8.8 million of gain resulting primarily from the sale of that portion of the Company's common stock portfolio that mirrored the S&P 500 index to a portfolio that is now invested in actively managed Large-Cap stocks. The 2006 net realized capital gain amount for equity securities also includes other than temporary impairment losses of $2.2 million, primarily related to the Company's investment in one of the Mutual of America Institutional Funds. The 2006 net loss for other invested assets consists of an other than temporary impairment loss related to a limited partnership investment.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

Sales of investments in fixed maturity securities resulted in $.7 million of net gains and $23.3 million and $3.8 million of net losses being accumulated in the IMR in 2008, 2007 and 2006, respectively, as follows:

December 31 (in millions)	2008	2007	2006
Fixed maturity securities
Proceeds	$2,898.7	$1,635.9	$1,148.8
Gross realized gains	6.8	1.9	3.4
Gross realized losses	(6.1)	(25.2)	(7.2)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2008, 2007 and 2006, $4.0 million, $6.5 million and $13.3 respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $.1 million, $22.1 and $8.8 million of net gains in 2008, 2007 and 2006, respectively, being recognized in net income as follows:

December 31 (in millions)	2008	2007	2006
Equity securities
Proceeds	$279.2	$267.6	$145.3
Gross realized gains	5.9	26.3	8.9
Gross realized losses	(5.8)	(4.2)	(.1)

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2008, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2008 (in millions)	Statement Value	Market Value
Due in one year or less	$400.7	$394.9
Due after one year through five years	2,615.7	2,564.2
Due after five years through 10 years	1,554.8	1,513.1
Due after 10 years	1,494.8	1,388.9
Total	$6,066.0	$5,861.1

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

3. Guaranteed Funds Transferable (Continued)

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $46.7 million and $51.8 million at December 31, 2008 and 2007, respectively. The actual interest and other allocated investment earnings, related to this contract amounted to $3.0 million, $3.2 million and $28.9 million in 2008, 2007 and 2006, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $7.3 million and $7.4 million in 2008 and 2007, respectively.

5. Pension Plan and Post-Retirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two nonqualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to nonemployee members of the Board of Directors.

The Company has two defined benefit post-retirement plans covering substantially all salaried employees. Post-retirement benefit plan expense required to be recorded under this plan was zero in both 2008 and 2007. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The post-retirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2008 and 2007 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2008	2007	2006	2008	2007	2006
Service cost	$11.2	$10.6	$10.0	$1.8	$1.5	$1.4
Interest cost on Projected Benefit Obligation (PBO)	14.6	13.2	12.0	1.2	1.2	2.3
Expected return on plan assets	(20.3)	(20.0)	(19.8)	—	—	—
Prior services costs	—	—	—	(0.1)	(.1)	(.2)
Amortization of unrecognized net loss (gain)	9.3	8.7	9.2	(2.9)	(2.6)	.8
Settlement (gain) loss	—	—	(.3)	—	—	—
Net benefit expense	$14.8	$12.5	$11.1	$—	$—	$4.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

Included in 2006 pension expense is the recognition of a $.3 million settlement gain, resulting from the level of lump sum benefit payments made related to the non-qualified plan during the year. The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Change in PBO
PBO, beginning of year	$239.3	$222.1	$20.6	$40.0
Service cost	11.2	10.6	1.8	1.5
Interest cost	14.6	13.2	1.2	1.2
Plan amendment	4.3	—	—	—
Change in assumptions	(14.6)	0.5	(0.9)	—
Actuarial loss (gain)	4.2	4.3	(0.7)	(20.3)
Benefits and expenses paid	(10.5)	(11.4)	(2.0)	(1.8)
PBO, end of year	$248.5	$239.3	$20.0	$20.6

The actuarial gain reflected in Other Benefits in 2007 reflected a change in the benefit estimate for eligible participants.

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Change in Plan Assets
Plan assets, beginning of year	$207.8	$209.2	$—	$—
Employer contributions	32.0	—	—	—
Return on plan assets	(53.6)	10.0	—	—
Benefits and expenses paid	(10.5)	(11.4)	—	—
Plan assets, end of year	175.7	207.8	—	—
Plan assets (lower than) PBO	$(72.8)	$(31.5)	$(20.0)	$(20.6)

At December 31, 2008 and 2007, all of the qualified pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and at December 31, 2008, the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2008 and 2007, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Plan assets (lower than) PBO	$(72.8)	$(31.5)	$(20.0)	$(20.6)
Unrecognized prior service cost	7.3	4.2	(0.5)	(0.5)
Unrecognized net loss from past experience different from that assumed	145.8	90.3	(0.7)	(2.1)
Prepaid (accrued) benefit cost, end of year	$80.3	$63.0	$(21.2)	$(23.2)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

The Company funds the qualified noncontributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $135.9 million and $171.3 million at December 31, 2008 and 2007, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $154.3 million and $149.0 million at December 31, 2008 and 2007, respectively. Since the accumulated benefit obligation for the defined benefit pension plans at December 31, 2008, exceeded the fair value of plan assets, the Company recorded an additional minimum liability of $19.5 million as a direct reduction of the Company's surplus.

During 2008, the Company made $27.7 million of contributions to the qualified plan, whereas during 2007, the Company did not make a contribution to the plan. The Company estimates that it will make a contribution of approximately $10.0 million to its defined benefit plans in 2009. Benefits expected to be paid from these plans total $17.1 million in 2009, $12.0 million in 2010, $14.9 million in 2011, $34.8 million in 2012 and $22.0 million in 2013. The aggregate benefits expected to be paid in 2014 through 2018 total approximately $156.2 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2008.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pensions Benefits			Other Benefits
Weighted average assumptions at December 31	2008	2007	2006	2008	2007	2006
Discount rate	6.50%	5.75%	5.75%	6.50%	5.75%	5.75%
Rate of compensation increase	4.00%	4.16%	4.17%	4.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 6.50%, 4.00% and 9.50%, respectively, in 2008, 5.75%, 4.16% and 9.50%, respectively, in 2007 and 5.75%, 4.17% and 9.50%, respectively, in 2006. The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 8.0% for 2008, 7.5% for 2009, 7.0% for 2010, 6.5% for 2011, 6.0% for 2012, 5.5% for 2013 and 5.0% for 2014 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated post-retirement obligation for the plan as of December 31, 2008, by $1.1 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2008 by $.2 million. Benefits expected to be paid from this plan total $2.5 million in 2009, $2.7 million in 2010, $2.8 million in 2011, $3.0 million in 2012 and $3.2 million in 2013. Aggregated benefits expected to be paid in the period 2014 through 2018 total approximately $19.8 million. The

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2008.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.4 million, $2.9 million and $2.1 million in 2008, 2007 and 2006, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 was based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares were issued under this plan and the total value of all outstanding shares under this plan was paid out on March 12, 2008, based upon the level of statutory surplus at December 31, 2007 and totaled approximately $14.8 million. A new plan was started during 2005. Shares under this plan were granted in 2005, 2006, 2007 and 2008 and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year. On March 12, 2008 and March 5, 2009, $9.3 million and $.7 million was paid out related to the shares granted in 2005 and 2006, respectively. The total expense incurred related to these plans was $.5 million, $5.5 million and $7.4 million in 2008, 2007 and 2006, respectively.

6. Commitments and Contingencies

Rental expenses approximated $24.3 million, $23.3 million and $24.3 million as of December 31, 2008, 2007 and 2006, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $4.2 million in 2009; $4.0 million in 2010; $3.7 million in 2011; $3.2 million in 2012; $2.8 million in 2013 and $6.5 million in 2014 and beyond. Such leases are principally for leased office space; and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's noninsurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York-domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

7. Federal Income Taxes (Continued)

statutory reporting bases of assets and liabilities. The change in Mutual of America's DTAs and DTLs must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net DTAs can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

A reconciliation of the income tax expense recognized in the Company's consolidated statutory statements of operations from the amount obtained by applying the statutory tax rate of 35% to net gain (loss) from operations before federal income taxes follows:

	December 31 ($ in millions)
	2008	2007	2006
Net gain (loss) from operations	$1.6	$(15.8)	$14.2
Statutory rate	35%	35%	35%
Tax at statutory rate	(.6)	5.5	(5.0)
IMR amortization	1.4	2.3	4.7
Realized capital losses (gains)	19.4	(7.7)	(1.1)
Net capital gains (losses) deferred in IMR	(.2)	8.1	1.3
			4.6
Change in non-admitted assets	12.9	(4.0)	2.7
Change in Mutual of America's net DTA	(22.5)	(11.2)	(7.8)
Other	(10.3)	8.3	.3
Federal income tax benefit	$.1	$1.3	$(.3)
Effective tax rate	6.25%	8.20%	(2.00)%

The federal income tax benefit of $0.1 million in 2008 and $1.3 million in 2007 and the federal income tax expense of $(.3) million in 2006 result solely from the operating results of the Company's noninsurance subsidiaries.

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2008	2007
Total gross DTAs excluding unrealized (gains) losses	$394.2	$366.1
Total gross DTLs excluding unrealized (gains) losses	(53.2)	(47.6)
Mutual of America's net DTA	341.0	318.5
Tax effect of unrealized (gains) losses	4.7	(3.4)
DTA nonadmitted	(328.8)	(309.0)
Net admitted DTA	16.9	6.1
Noninsurance Subsidiaries	7.7	7.6
Total net DTAs	$24.6	$13.7

As shown above, Mutual of America's net admitted DTA increased by $10.8 million during 2008. The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

7. Federal Income Taxes (Continued)

from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized in 2008, 2007 and 2006 for Mutual of America.

At December 31, 2008, the Company had consolidated net operating loss carryforwards of approximately $441.8 million, expiring at various dates between 2012 and 2027, and a capital loss carryforward of approximately $1.2 million expiring in 2013.

During 2007, the Internal Revenue Service (IRS) completed its audit of Mutual of America's 2000 and 2001 federal income tax returns, and presented the Company with a Revenue Agent's Report (RAR) asserting certain adjustments to the Company's taxable income and its net operating loss carryforwards that would result in a tax due for 2000 and 2001. These adjustments would disallow the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest. In January 2008, the Company filed a protest to the IRS adjustments. In October 2008, the IRS also completed its audits of Mutual of America's 2002, 2003, 2004 and 2005 federal income tax returns and the Company received an RAR asserting certain adjustments to the Company's 2002 through 2005 tax returns, disallowing the deductions for certain intangible assets. The Company responded to this RAR in October 2008 by filing a protest to the IRS adjustments. The Company continues to believe that federal taxes, if any, assessed for all of the years under audit will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2008 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$6,010.1	$5,805.2
Common stocks	53.3	53.3
Preferred stocks	7.2	7.2
Cash and short-term investments	89.9	89.9
Guaranteed funds transferable	46.7	37.8
Mortgage loans	2.7	2.8
Policy loans	92.5	92.5
LIABILITIES
Insurance and annuity reserves	$5,704.8	$5,713.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

8. Fair Value of Financial Instruments (Continued)

December 31, 2007 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,514.7	$5,477.0
Common stocks	325.4	325.4
Preferred stocks	7.2	7.2
Cash and short-term investments	66.1	66.1
Guaranteed funds transferable	51.8	46.2
Mortgage loans	3.1	3.2
Policy loans	102.1	102.1
LIABILITIES
Insurance and annuity reserves	$5,331.5	$5,384.8

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2008 and 2007, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.79% and 5.38% were used at December 31, 2008 and 2007, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting"), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The statement of cash flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain noncash-related changes.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

Mutual of America Separate Account No. 2

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2008 and 2007

Mutual of America Life Insurance Company

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2008, 2007 and 2006

(b)	Exhibits

(1)	Copy of the resolution of the depositor establishing the registrant. (1)

(2)	Not Applicable.

(3)	Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2., dated June 15, 1984. (1)

(4) (a)(i)	Form of Group Annuity Contract - 403(b) Thrift. (1)

(a)(ii)	Form of Group Annuity Contract - 403(b) - Amendment (5)

(b)	Form of Group Annuity Contract - Defined Contribution. (1)

(5) (a)	Form of Group Annuity Application - 403(b) Thrift. (1)

(b)	Form of Group Annuity Application - Defined Contribution. (1)

(6)	Bylaws of Mutual of America Life Insurance Company. (1)

(7)	Not Applicable.

(8) (a)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (2)

(a)(ii)

Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York dated as of April 12, 2007. (1)

(b)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)

Amendment No. 1 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)

Amendment No. 2 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)

Amendment No. 3 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)

Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of December 22, 2004. (1)

(c)(i)	Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(c)(ii)

Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of March 29, 2007. (1)

(d)	Shared Funding Agreement for Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (2)

(e)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(f)	Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(9)	Opinion and consent of counsel as to the legality of the securities being registered. (1)

(10)	Consent of KPMG, LLP. (5)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney. (4)

(1)

Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.

(2)

Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 19, 2001. As incorporated herein by reference.

(3)

Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 29, 2005. As incorporated herein by reference.

(4)

Filed with Post-Effective Amendment No. 34 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2008. As incorporated herein by reference.

(5)	Filed herewith (File No. 033-11023).

Item 25. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer

Manfred Altstadt	Director, Chief Operating Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
William T. Knowles	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer
Manfred Altstadt	Chief Operating Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman
Meyer Baruch	Senior Vice President, State Compliance and Government Regulations
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Accounting and Financial Systems
Jeremy J. Brown	Executive Vice President and Chief Actuary

Katherine Cannizzaro	Senior Vice President, Claims
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
William S. Conway	Senior Executive Vice President and Chief Marketing Officer
John S. Corrigan	Senior Vice President, Internal Audit
Barbara Crane	Senior Vice President, Strategic Communications
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
James E. Flynn	Senior Vice President, Public Relations
Michael Gallagher 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Direct Response and Technical Communications
Harold J. Gannon	Senior Vice President, Corporate Tax
Gordon Gaspard	Senior Vice President, Key Client Relations
Robert Giaquinto,	Executive Vice President, MIS Operations
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

John R. Greed	Senior Executive Vice President and Chief Financial Officer
Jared Gutman	Executive Vice President, Administrative Technical Services
Thomas A. Harwood	Senior Vice President, Corporate Communications
Sandra Hersko	Senior Vice President, Technical Administration
Edward J. T. Kenney	Executive Vice President, External Affairs
Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn Lu	Senior Vice President and Chief Compliance Officer
Thomas L. Martin	Executive Vice President and Deputy General Counsel
JoAnn McGrane	Senior Vice President, Home Office Administration
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler	Senior Vice President, Training
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Roger F. Napoleon	Senior Vice President and Associate General Counsel
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Paul O’Hara	Senior Vice President, Competition and Research
James C. Peterson	Senior Vice President, Leadership Development
William Rose	Executive Vice President, Sales Operations
James J. Roth	Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard,	Senior Vice President, Human Resources
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
John Terwilliger	Senior Vice President, Facilities Management
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Eldon Wonacott, 1150 Broken Sound Parkway NW,	Senior Vice President, Strategic Marketing and Corporate Communications
Boca Raton, FL 33487-3598

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 26. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•          Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•          Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•          Mutual of America Securities Corporation, a Delaware corporation, and

•          Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27. Number of Contractowners

As of March 31, 2009, there were 317,991 owners in Separate Account No. 2, 153,163 of whom were attributable to Contracts registered under SEC File No. 2-90201; 161,174 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,654 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chubb, with excess coverage by CNA, The Hartford, and Chubb, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)                     Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)                    The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)                     The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 30th day of April, 2009.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2 (REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/S/ MANFRED ALTSTADT
Manfred Altstadt
Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2009.

Signature	Title

*	Chairman of the Board, President and Chief Executive
Thomas J. Moran	Officer; Director (Principal Executive Officer)

/s/ MANFRED ALTSTADT
Manfred Altstadt	Chief Operating Officer; Director

*
Clifford L. Alexander, Jr.	Director

*
Kimberly A. Casiano	Director

*
Roselyn P. Epps, M.D.	Director

*
Earle H. Harbison, Jr.	Director

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
William T. Knowles	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Robert J. McGuire	Director

*
Roger Porter	Director

*
Peter J. Powers	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel	Director

*By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Attorney-in-Fact

List of Exhibits

EX-99(10)	Consent of KPMG, LLP

EX-99(4)(a)(ii)	Form of Group Annuity Contract - 403(b) - Amendment